                                                                      EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                                   ----------


              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                    / / CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)


                            FLEET NATIONAL BANK
          ---------------------------------------------------------
              (Exact name of trustee as specified in its charter)



       Not applicable                               04-317415
- -------------------------------             -----------------------------
   (State of incorporation                       (I.R.S. Employer
    if not a national bank)                     Identification No.)



 One Monarch Place, Springfield, MA                    01102
- ----------------------------------------    -----------------------------
(Address of principal executive offices)             (Zip Code)



    Pat Beaudry, 777 Main Street, Hartford, CT  06115 (203) 728-2065
     --------------------------------------------------------------
       (Name, address and telephone number of agent for service)




                        Eldorado Resorts LLC
                        Eldorado Capital Corp.
             ---------------------------------------------------
             (Exact name of obligor as specified in its charter)




         Nevada                                     88-0367075
- -------------------------------             -----------------------------
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)



345 North Virginia Street
Reno, Nevada                                          89501
- ----------------------------------------    -----------------------------
(Address of principal executive offices)             (Zip Code)


                    10-1/2% Senior Subordinated Notes due 2006
       ------------------------------------------------------------------
                     (Title of the indenture securities)

Item 1.         General Information.

Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject,

                        The Comptroller of the Currency,
                        Washington, D.C.

                        Federal Reserve Bank of Boston
                        Boston, Massachusetts

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

          (b)   Whether it is authorized to exercise
                corporate trust powers:

                        The trustee is so authorized.

Item 2. Affiliations with obligor and underwriter. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                None with respect to the trustee.



Item 16.        List of exhibits.

                List below all exhibits filed as a part of this statement of eligibility and qualification.

                (1) A copy of the Articles of Association of the trustee as now in effect.

                (2) A copy of the Certificate of Authority of the trustee to do business.

                (3) A copy of the Certification of Fiduciary Powers of the trustee.

                (4)  A copy of the By-Laws of the trustee as now in effect.

                (5) Consent of the trustee required by Section 321(b) of the Act.

                (6) A copy of the latest Consolidated Reports of Condition and Income of the trustee published pursuant to law or the requirements of its supervising or examining authority.




                                    NOTES


In as much as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base answers to Item 2, the answers to said Items are based upon imcomplete information. Said Items may, however, be considered correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE



               Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Fleet National Bank, a national banking association organized and existing under the laws of the United States, has duly caused this statement of of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 15th day of July, 1996.

                                         FLEET NATIONAL BANK,
                                         AS TRUSTEE




                                   By:  /s/Michael M. Hopkins
                                        -------------------------
                                        Its Vice President

                                   EXHIBIT 1


                            ARTICLES OF ASSOCIATION
                                     OF
                              FLEET NATIONAL BANK


FIRST. The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "Fleet National Bank."

SECOND. The main office of the Association shall be in Springfield, Hampden County Commonwealth of Massachusetts. The general business of the Association shall be conducted at its main office and its branches.

THIRD. The board of directors of this Association shall consist of not less than five (5) nor more than twenty-five (25) shareholders, the exact number of directors within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full board of directors or by resolution of the shareholders at any annual or special meeting thereof. Unless otherwise provided by the laws of the United States, any vacancy in the board of directors for any reason, including an increase in the number thereof, may be filled by action of the board of directors.

FOURTH. The annual meeting of the shareholders for the election of directors and the transaction of whatever other business may be brought before said meeting shall be held at the main office or such other place as the board of directors may designate, on the day of each year specified therefore in the bylaws, but if no election is held on that day, it may be held on any subsequent day according to the provisions of law; and all elections shall be held according to such lawful regulations as may be prescribed by the board of directors.

FIFTH. The authorized amount of capital stock of this Association shall be eight million five hundred thousand (8,500,000) shares of which three million five hundred thousand (3,500,000) shares shall be common stock with a par value of six and 25/100 dollars ($6.25) each, and of which five million (5,000,000) shares without par value shall be preferred stock. The capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

No holder of shares of the capital stock of any class of the Association shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of the Association, whether now or hereafter authorized, or to any obligations convertible into stock of the Association, issued or sold, nor any right of subscription to any thereof other than such, if any, as the board of directors, in its discretion, may from time to time determine and at such price as the board of directors may from time to time fix.

The board of directors of the Association is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance from time to time in one or more series of any number of the preferred shares, and to establish the number of shares be included in each series, and to fix the designation, relative rights, preferences, qualifications and limitations of the shares of each such series. The authority of the board of directors with respect to each series shall include, but not be limited to, determination of the following:

a. The number of shares constituting that series and the distinctive designation of that series;

b. The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and whether they shall be payable in preference to, or in another relation to, the dividends payable to any other class or classes or series of stock;

c. Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

d. Whether that series shall have conversion or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for the adjustment of the conversion or exchange rate in such events as the board of directors shall determine;

e. Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed, the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

f. Whether that series shall be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of that series, and, if so, the terms and amounts of such sinking fund;

g. The right of the shares of that series to the benefit of conditions and restrictions upon the creation of indebtedness of the Association or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Association or any subsidiary of any outstanding stock of the Association;

h. The right of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Association and whether such rights shall be in preference to, or in another relation to, the comparable rights of any other class or classes or series of stock; and

i. Any other relative, participating, optional or other special rights, qualifications, limitations or restrictions of that series.

Shares of any series of preferred stock which have been redeemed (whether through the operation of a sinking fund or otherwise) or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or classes shall have the status of authorized and unissued shares of preferred stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of preferred stock to be created by resolution or resolutions of the board of directors or as part of any other series or preferred stock, all subject to the conditions and the restrictions adopted by the board of directors providing for the issue of any series of preferred stock and by the provisions of any applicable law.

Subject to the provisions of any applicable law, or except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, the holders of outstanding shares of common stock shall exclusively possess voting power for the election of directors and for all purposes, each holder of record of shares of common stock being entitled to one vote for each share of common stock standing in his name on the books of the Association.

Except as otherwise provided by the resolution or resolutions providing for the issue of any series of preferred stock, after payment shall have been made to the holders of preferred stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any other series of preferred stock, the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to receive such dividends as from time to time may be declared by the board of directors.

Except as otherwise provided by the resolution or resolutions for the issue of any series of preferred stock, in the event of any liquidation, dissolution or winding up of the Association, whether voluntary or involuntary, after payment shall have been made to the holders of preferred stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of preferred stock the holders of common stock shall be entitled, to the exclusion of the holders of preferred stock of any and all series, to share, ratable according to the number of shares of common stock held by them, in all remaining assets of the Association available for distribution to its shareholders.

The number of authorized shares of any class may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Association entitled to vote.

SIXTH. The board of directors shall appoint one of its members president of this Association, who shall be chairman of the board, unless the board appoints another director to be the chairman. The board of directors shall have the power to appoint one or more vice presidents; and to appoint a secretary and such other officers and employees as may be required to transact the business of this Association.

The board of directors shall have the power to define the duties of the officers and employees of the Association; to fix the salaries to be paid to them; to dismiss them; to require bonds from them and to fix the penalty thereof; to regulate the manner in which any increase of the capital of the Association shall be made; to manage and administer the business and affairs of the Association; to make all bylaws that it may be lawful for them to make; and generally to do and perform all acts that it may be legal for a board of directors to do and perform.

SEVENTH. The board of directors shall have the power to change the location of the main office to any other place within the limits of the City of Hartford, Connecticut, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency; and shall have the power to establish or change the location of any branch or branches of the Association to any other location, without the approval of the shareholders but subject to the approval of the Comptroller of the Currency.

EIGHTH. The corporate existence of this Association shall continue until terminated in accordance with the laws of the United States.

NINTH. The board of directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten percent (10%) of the stock of this Association, may call a special meeting of shareholders at any time. Unless otherwise provided by the laws of the United States, a notice of the time, place and purpose of every annual and special meeting of the shareholders shall be given by first class mail, postage prepaid, mailed at least ten (10) days prior to the date of such meeting to each shareholder of record at his address as shown upon the books of this Association.

TENTH. (a) Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director, officer or employee of the Association or is or was serving at the request of the Association as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, or other enterprise, including service with respect to an employee benefit plan, shall be indemnified and held harmless by the Association to the fullest extent authorized by the law of the state in which the Association's ultimate parent company is incorporated, except as provided in subsection (b). The aforesaid indemnity shall protect the indemnified person against all expense, liability and loss (including attorney's fees, judgements, fines ERISA excise taxes or penalties, and amounts paid in settlement) reasonably incurred by such person in connection with such a proceeding. Such indemnification shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of his or her heirs, executors, and administrators, but shall only cover such person's period of service with the Association. The Association may, by action of its Board of Directors, grant rights to indemnification to agents of the Association and to any director, officer, employee or agent of any of its subsidiaries with the same scope and effect as the foregoing indemnification of directors and officers.

(b) Restrictions on Indemnification. Notwithstanding the foregoing, (i) no person shall be indemnified hereunder by the Association against expenses, penalties, or other payments incurred in an administrative proceeding or action instituted by a federal bank regulatory agency which proceeding or action results in a final order assessing civil money penalties against that person, requiring affirmative action by that person in the form of payments to the Association, or removing or prohibiting that person from service with the Association, and any advancement of expenses to that person in that proceeding must be repaid; and (ii) no person shall be indemnified hereunder by the Association and no advancement of expenses shall be made to any person hereunder to the extent such indemnification or advancement of expenses would violate or conflict with any applicable federal statute now or hereafter in force or any applicable final regulation or interpretation now or hereafter adopted by the Office of the Comptroller of the Currency ("OCC") or the Federal Deposit Insurance Corporation ("FDIC"). The Association shall comply with any requirements imposed on it by any such statue or regulation in connection with any indemnification or advancement of expenses hereunder by the Association. With respect to proceedings to enforce a claimant's rights to indemnification, the Association shall indemnify any such claimant in connection with such a proceeding only as provided in subsection (d) hereof.

(c) Advancement of Expenses. The conditional right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the Association the reasonable expenses (including attorney's fees) incurred in defending a proceeding in advance of its final disposition (an "advancement of expenses"); provided, however, that an advancement of expenses shall be made only upon (i) delivery to the Association of a binding written undertaking by or on behalf of the person receiving the advancement to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified in such proceeding, including if such proceeding results in a final order assessing civil money penalties against that person, requiring affirmative action by that person in the form of payments to the Association, or removing or prohibiting that person from service with the Association, and (ii) compliance with any other actions or determinations required by applicable law, regulation or OCC or FDIC interpretation to be taken or made by the Board of Directors of the Association or other persons prior to an advancement of expenses. The Association shall cease advancing expenses at any time its Board of Directors believes that any of the prerequisites for advancement of expenses are no longer being met.

(d)   Right of Claimant to Bring Suit.  If a claim under subsection (a) of the section is not paid in full by the Association within thirty (30) days after written claim has been received by the Association, the claimant may at any time thereafter bring suit against the Association to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the claimant shall be entitled to be paid also the expense of prosecuting or defending such claim. It shall be a defense to any such action brought by the claimant to enforce a right to indemnification hereunder (other than an action brought to enforce a claim for an advancement of expenses where the required undertaking, if any, has been tendered to the Association) that the claimant has not met any applicable standard for indemnification under the law of the state in which the Association's ultimate parent company is incorporated. In any suit brought by the Association to recover an advancement of expenses pursuant to the terms of an undertaking, the Association shall be entitled to recover such expenses upon a final adjudication that the claimant has not met any applicable standard for indemnification standard for indemnification under the law of the state in which the Association's ultimate parent company is incorporated.

(e) Non-Exclusivity of Rights. The rights to indemnification and the advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquired under any statute, agreement, vote of stockholders or disinterested directors or otherwise.

(f) Insurance. The Association may purchase, maintain, and make payment or reimbursement for reasonable premiums on, insurance to protect itself and any director, officer, employee or agent of the Association or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Association would have the power to indemnify such person against such expense, liability or loss under the law of the state in which the Association's ultimate parent company is incorporated; provided however, that such insurance shall explicitly exclude insurance coverage for a final order of a federal bank regulatory agency assessing civil money penalties against an Association director, officer, employee or agent.

ELEVENTH. These articles of association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the holders of a majority of the stock of this Association, unless the vote of the holders of greater amount of stock is required by law, and in that case by the vote of the holders of such greater amount. The notice of any shareholders' meeting at which an amendment to the articles of association of this Association is to be considered shall be given as hereinabove set forth.

I hereby certify that the articles of association of this Association, in their entirety, are listed above in items first through eleventh.


                                                   Secretary/Assistant Secretary
- --------------------------------------------------



Dated at                                         ,  as of                      .
         ---------------------------------------           --------------------




Revision of February 15, 1996

                                   EXHIBIT 2

[LOGO]

- --------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
- --------------------------------------------------------------------------------

Washington, D.C. 20219



                                  CERTIFICATE


I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify that:

(1)       The Comptroller of the Currency, pursuant to Revised Statutes
324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering, regulation and supervision of all National Banking Associations.

(2) "Fleet National Bank of Connecticut", Hartford, Connecticut, (Charter No. 1338), is a National Banking Association formed under the laws of the United States and is authorized thereunder to transact the business of banking on the date of this Certificate.

                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of office to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 4th day of April, 1996.


                                       /s/ EUGENE A. LUDWIG
                                       ----------------------------------
                                       Comptroller of the Currency

                                  EXHIBIT 2


[LOGO]

- --------------------------------------------------------------------------------
COMPTROLLER OF THE CURRENCY
ADMINISTRATOR OF NATIONAL BANKS
- --------------------------------------------------------------------------------

Washington, D.C. 20219



                       Certification of Fiduciary Powers

I, Eugene A. Ludwig, Comptroller of the Currency, do hereby certify the records in this Office evidence "Fleet National Bank of Connecticut", Hartford, Connecticut, (Charter No. 1338), was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of The Act of Congress approved
September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a. I further certify the authority so granted remains in full force and effect.


                                       IN TESTIMONY WHEREOF, I have hereunto
                                       subscribed my name and caused my seal of Office of the Comptroller of the Currency to be affixed to these presents at the Treasury Department, in the City of Washington and District of Columbia, this 4th day of April, 1996.


                                       /s/ EUGENE A. LUDWIG
                                       ----------------------------------
                                       Comptroller of the Currency

                                   EXHIBIT 4


                        AMENDED AND RESTATED BY-LAWS OF

                              FLEET NATIONAL BANK

                                   ARTICLE I

                            MEETINGS OF SHAREHOLDERS


Section 1. Annual Meeting. The regular annual meeting of the shareholders for the election of Directors and the transaction of any other business that may properly come before the meeting shall be held at the Main Office of the Association, or such other place as the Board of Directors may designate, on the fourth Thursday of April in each year at 1:15 o'clock in the afternoon unless some other hour of such day is fixed by the Board of Directors.

If, from any cause, an election of Directors is not made on such day, the Board of Directors shall order the election to be held on some subsequent day, of which special notice shall be given in accordance with the provisions of law, and of these bylaws.

Section 2. Special Meetings. Special meetings of the shareholders may be called at any time by the Board of Directors, the President, or any shareholders owning not less than twenty-five percent (25%) of the stock of the Association.

Section 3. Notice of Meetings of Shareholders. Except as otherwise provided by law, notice of the time and place of annual or special meetings of the shareholders shall be mailed, postage prepaid, at least ten (10) days before the date of the meeting to each shareholder of record entitled to vote thereat at his address as shown upon the books of the Association; but any failure to mail such notice to any shareholder or any irregularity therein, shall not affect the validity of such meeting or of any of the proceedings thereat. Notice of a special meeting shall also state the purpose of the meeting.

Section 4. Quorum; Adjourned Meetings. Unless otherwise provided by law, a quorum for the transaction of business at every meeting of the shareholders shall consist of not less than two-fifths (2/5) of the outstanding capital stock represented in person or by proxy; less than such quorum may adjourn the meeting to a future time. No notice need be given of an adjourned annual or special meeting of the shareholders if the adjournment be to a definite place and time.

Section 5. Votes and Proxies. At every meeting of the shareholders, each share of the capital stock shall be entitled to one vote except as otherwise provided by law. A majority of the votes cast shall decide every question or matter submitted to the shareholder at any meeting, unless otherwise provided by law or by the Articles of Association or these By-laws. Share-holders may vote by proxies duly authorized in writing and filed with the Cashier, but no officer, clerk, teller or bookeeper of the Association may act as a proxy.

Section 6. Nominations to Board of Directors. At any meeting of shareholders held for the election of Directors, nominations for election to the Board of Directors may be made, subject to the provisions of this section, by any share-holder of record of any outstanding class of stock of the Association entitled to vote for the election of Directors. No person other than those whose names are stated as proposed nominees in the proxy statement accompanying the notice of the meeting may be nominated as such meeting unless a shareholder shall have given to the President of the Association and to the Comptroller of the Currency, Washington, DC written notice of intention to nominate such other person mailed by certified mail or delivered not less than fourteen (14) days nor more than fifty (50) days prior to the meeting of shareholders at which such nomination is to be made; provided, however, that if less than twenty-one
(21) days' notice of such meeting is given to shareholders, such notice of intention to nominate shall be mailed by certified mail or delivered to said President and said Comptroller on or before the seventh day following the day on which the notice of such meeting was mailed. Such notice of intention to nominate shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Association that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the Association owned by the notifying shareholder. In the event such notice is given, the proposed nominee may be nominated either by the shareholder giving such notice or by any other shareholder present at the meeting at which such nomination is to be made.
Such notice may contain the names of more than one proposed nominee, and if more than one is named, any one or more of those named may be nominated.

Section 7. Action Taken Without a Shareholder Meeting. Any action requiring shareholder approval or consent may be taken without a meeting and without notice of such meeting by written consent of the shareholders.


                                   ARTICLE II

                                   DIRECTORS



Section 1. Number. The Board of Directors shall consist of such number of shareholders, not less than five (5) nor more than twenty-five (25), as from time to time shall be determined by a majority of the votes to which all of its shareholders are at the time entitled, or by the Board of Directors as hereinafter provided.

Section 2. Mandatory Retirement for Directors. No person shall be elected a director who has attained the age of 68 and no person shall continue to serve as a director after the date of the first meeting of the stockholders of the Association held on or after the date on which such person attains the age of 68; provided, however, that any director serving on the Board as of December 15, 1995 who has attanined the age of 65 on or prior to such date shall be permitted to continue to serve as a director until the date of the first meeting of the stockholders of the Association held on or after the date on which such person attains the age of 70.

Section 3. General Powers. The Board of Directors shall exercise all the coporate powers of the Association, except as expressly limited by law, and shall have the control, management, direction and dispositon of all its property and affairs.

Section 4. Annual Meeting. Immediately following a meeting of shareholders held for the election of Directors, the Cashier shall notify the directors-elect who may be present of their election and they shall then hold a meeting at the Main Office of the Association, or such other place as the Board of Directors may designate, for the purpose of taking their oaths, organizing the new Board, electing officers and transacting any other business that may come before such meeting.

Section 5. Regular Meeting. Regular meetings of the Board of Directors shall be held without notice at the Main Office of the Association, or such other place as the Board of Directors may designate, at such dates and times as the Board shall determine. If the day designated for a regular meeting falls on a legal holiday, the meeting shall be held on the next business day.

Section 6. Special Meetings. A special meeting of the Board of Directors may be called at anytime upon the written request of the Chairman of the Board, the President, or of two Directors, stating the purpose of the meeting. Notice of the time and place shall be given not later than the day before the date of the meeting, by mailing a notice to each Director at his last known address, by delivering such notice to him personally, or by telephoning.

Section 7. Quorum; Votes. A majority of the Board of Directors at the time holding office shall constitute a quorum for the transaction of all business, except when otherwise provided by law, but less than a quorum may adjourn a meeting from time to time, and the meeting may be held, as adjourned, without further notice. If a quorum is present when a vote is taken, the affirmative vote of a majority of Directors present is the act of the Board of Directors.

Section 8. Action by Directors Without a Meeting. Any action requiring Director approval or consent may be taken without a meeting and without notice of such meeting by written consent of all the Directors.

Section 9. Telephonic Participation in Directors' Meetings. A Director or member of a Committee of the Board of Directors may participate in a meeting of the Board or of such Committee may participate in a meeting of the Board or of such Committee by means of a conference telephone or similar communications equipment enabling all Directors participating in the meeting to hear one another, and participation in such a meeting shall constitute presence in person at such a meeting.

Section 10. Vacancies. Vacancies in the Board of Directors may be filled by the remaining members of the Board at any regular or special meeting of the Board.

Section 11. Interim Appointments. The Board of Directors shall, if the share-holders at any meeting for the election of Directors have determined a number of Directors less than twenty-five (25), have the power, by affirmative vote of the majority of all the Directors, to increase such number of Directors to not more than twenty-five (25) and to elect Directors to fill the resulting vacancies and to serve until the next annual meeting of shareholders or the next election of Directors; provided, however, that the number of Directors shall not be so increased by more than two (2) if the number last determined by shareholders was fifteen (15) or less, or increased by more than four (4) if the number last determined by shareholders was sixteen (16) or more.

Section 12. Fees. The Board of Directors shall fix the amount and direct the payment of fees which shall be paid to each Director for attendance at any meeting of the Board of Directors or of any Committees of the Board.



                                  ARTICLE III

                            COMMITTEES OF THE BOARD

Section 1. Executive Committee. The Board of Directors shall appoint from its members an Executive Committee which shall consist of such number of persons as the Board of Directors shall determine; the Chairman of the Board and the President shall be members ex-officio of the Executive Committee with full voting power. The Chairman of the Board or the President may from time to time appoint from the Board of Directors as temporary additional members of the Executive Committee, with full voting powers, not more than two members to serve for such periods as the Chairman of the Board or the President may determine. The Board of Directors shall designate a member of the Executive Committee to serve as Chairman thereof. A meeting of the Executive Committee may be called at any time upon the written request of the Chairman of the Board, the President or the Chairman of the Executive Committee, stating the purpose of the meeting. Not less than twenty four hours' notice of said meeting shall be given to each member of the Committee personally, by telephoning, or by mail. The Chairman of the Executive Committee or, in his absence, a member of the Committee chosen by a majority of the members present shall preside at meetings of the Executive Committee.

The Executive Committee shall possess and may exercise all the powers of the Board when the Board is not in session except such as the Board, only, by law, is authorized to exercise; it shall keep minutes of its acts and proceedings and cause same to be presented and reported at every regular meeting and at any special meeting of the Board including specifically, all its actions relating to loans and discounts.

All acts done and powers and authority conferred by the Executive Committee, from time to time, within the scope of its authority, shall be deemed to be, and may be certified as being, the acts of and under the authority of the Board.

Section 2. Risk Management Committee. The Board shall appoint from its members a Risk Management Committee which shall consist of such number as the Board shall determine. The Board shall designate a member of the Risk Management Committee to serve as Chairman thereof. It shall be the duty of the Risk Management Committee to (a) serve as the channel of communication with management and the Board of Directors of Fleet Financial Group, Inc. to assure that formal processes supported by management information systems are in place for the identification, evaluation and management of significant risks inherent in or associated with lending activities, the loan portfolio, asset-liablity management, the investment portfolio, trust and investment advisory activities, the sale of nondeposit investment products and new products and services and such additional activities or functions as the Board may determine from time to time; (b) assure the formulation and adoption of policies approved by the Risk Management Committee or Board governing lending activities, management of the loan portfolio, the maintenance of an adequate allowance for loan and lease losses, asset-liability management, the investment portfolio, the retail sale of non-deposit investment products, new products and services and such additional activities or functions as the Board may determine from time to time
(c) assure that a comprehensive independent loan review program is in place for the early detection of problem loans and review significant reports of the loan review department, management's responses to those reports and the risk attributed to unresolved issues; (d) subject to control of the Board, exercise general supervision over trust activities, the investment of trust funds, the disposition of trust investments and the acceptance of new trusts and the terms of such acceptance, and (e) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

Section 3. Audit Committee. The Board shall appoint from its members and Audit Committee which shall consist of such number as the Board shall determine no one of whom shall be an active officer or employee of the Association or Fleet Financial Group, Inc. or any of its affiliates. In addition, members of the Audit Committee must not (i) have served as an officer or employee of the Association or any of its affiliates at any time during the year prior to their appointment; or (ii) own, control, or have owned or controlled at any time during the year prior to appointment, ten percent (10%) or more of any outstanding class of voting securities of the Association. At least two (2) members of the Audit Committee must have significant executive, professional, educational or regulatory experience in financial, auditing, accounting, or banking matters. No member of the Audit Commitee may have significant direct or indirect credit or other relationships with the Association, the termination of which would materially adversely affect the Association's financial condition or results of operations.

The Board shall designate a member of the Audit Committee to serve as Chairman thereof. It shall be the duty of the Audit Committee to (a) cause a continuous audit and examination to be made on its behalf into the affairs of the Association and to review the results of such examination; (b) review significant reports of the internal auditing department, management's responses to those reports and the risk attributed to unresolved issues; (c) review the basis for the reports issued under Section 112 of The Federal Deposit Insurance Corporation Improvement Act of 1991; (d) consider, in consultation with the independent auditor and an internal auditing executive, the adequacy of the Association's internal controls, including the resolution of identified material weakness and reportable conditions; (e) review regulatory communications received from any federal or state agency with supervisory jurisdiction or other examining authority and monitor any needed corrective action by management; (f) ensure that a formal system of internal controls is in place for maintaining compliance with laws and regulations; (g) cause an audit of the Trust Department at least once during each calendar year and within 15 months of the last such audit or, in liew thereof, adopt a continuous audit system and report to the Board each calendar year and within 15 months of the previous report on the performance of such audit function; and (h) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

The Audit Committee may consult with internal counsel and retain its own outside counsel without approval (prior or otherwise) from the Board or management and obligate the Association to pay the fees of such counsel.

Section 4. Community Affairs Committee. The Board shall appoint from its members a Community Affairs Committee which shall consist of such number as the Board shall determine. The Board shall designate a member of the Community Affairs Committee to serve as Chairman thereof. It shall be the duty of the Commmunity Affairs Committee to (a) oversee compliance by the Association with the Community Reinvestment Act of 1977, as amended, and the regulations promulgated thereunder; and (b) perform such additional duties and exercise such additional powers of the Board as the Board may determine from time to time.

Section 5. Regular Meetings. Except for the Executive Committee which shall meet on an ad hoc basis as set forth in Section 1 of this Article, regular meetings of the Committees of the Board of Directors shall be held, without notice, at such time and place as the Committee or the Board of Directors may appoint and as often as the business of the Association may require.

Section 6. Special Meetings. A Special Meeting of any of the Committees of the Board of Directors may be called upon the written request of the Chairman of the Board or the President, or of any two members of the respective Committee, stating the purpose of the meeting. Not less than twenty-four hours' notice of such special meeting shall be given to each member of the Committee personally, by telephoning, or by mail.

Section 7. Emergency Meetings. An Emergency Meeting of any of the Committees of the Board of Directors may be called at the request of the Chairman of the Board or the President, who shall state that an emergency exists, upon not less than one hour's notice to each member of the Committee personally or by telephoning.

Section 8. Action Taken Without a Committee Meeting. Any Committee of the Board of Directors may take action without a meeting and without notice of such meeting by resolution assented to in writing by all members of such Committee.

Section 9. Quorum. A majority of a Committee of the Board of Directors shall constitute a quorum for the transaction of any business at any meeting of such Committee. If a quorum is not available, the Chairman of the Board or the President shall have power to make temporary appointments to a Committee of-members of the Board of Directors, to act in the place and stead of members who temporarily cannot attend any such meeting; provided, however, that any temporary appointment to the Audit Committee must meet the requirements for members of that Committee set forth in Section 3 of this Article.

Section 10. Record. The committes of the Board of Directors shall keep a record of their respective meetings and proceedings which shall be presented at the regular meeting of the Board of Directors held in the calendar month next following the meetings of the Committees. If there is no regular Board of Directors meeting held in the calendar month next following the meeting of a Committee, then such Committee's records shall be presented at the next regular Board of Directors meeting held in a month subsequent to such Committee meeting.

Section 11. Changes and Vacancies. The Board of Directors shall have power to change the members of any Committee at any time and to fill vacancies on any Committee; provided, however, that any newly appointed member of the Audit Committee must meet the requirements for members of that Committee set forth in
Section 3 of this Article.

Section 12. Other Committees. The Board of Directors may appoint, from time to time, other committees of one or more persons, for such purposes and with such powers as the Board may determine.



                                   ARTICLE IV

                          WAIVER OF NOTICE  OF MEETINGS

Section 1. Waiver. Whenever notice is required to be given to any shareholder, Director, or member of a Committee of the Board of Directors, such notice may be waived in writing either before or after such meeting by any shareholder, Director or Committee member respectively, as the case may be, who may be entitled to such notice; and such notice will be deemed to be waived by attendance at any such meeting.

                                 ARTICLE V

                             OFFICERS AND AGENTS

Section 1. Officers. The Board shall appoint a Chairman of the Board and a President, and shall have the power to appoint one or more Executive Vice Presidents, one or more Senior Vice Presidents, one or more Vice Presidents, a Cashier, a Secretary, an Auditor, a Controller, one or more Trust Officers and-such other officers as are deemed necessary or desirable for the proper transaction of business of the Association. The Chairman of the Board and the President shall be appointed from members of the Board of Directors. Any two or more offices, except those of President and Cashier, or Secretary, may be held by the same person. The Board may, from time to time, by resolution passed by a majority of the entire Board, designate one or more officers of the Association or of an affiliate or of Fleet Financial Group, Inc. with power to appoint one or more Vice Presidents and such other officers of the Association below the level of Vice President as the officer or officers designated in such resolution deem necessary or desirable for the proper transaction of the business of the Association.

Section 2. Chairman of the Board. The chairman of the Board shall preside at all meetings of the Board of Directors. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Section 3. President. The President shall preside at all meetings of the Board of Directors if there be no Chairman or if the Chairman be absent. Subject to definition by the Board of Directors, he shall have general executive powers and such specific powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

Section 4. Cashier and Secretary. The Cashier shall be the Secretary of the Board and of the Executive Committee, and shall keep accurate minutes of their meetings and of all meetings of the shareholders. He shall attend to the giving of all notices required by these By-laws. He shall be custodian of the corporate seal, records, documents and papers of the Association. He shall have such powers and perform such duties as pertain by law or regulation to the office of Cashier, or as are imposed by these By-laws, or as may be delegated to him from time to time by the Board of Directors, the Chairman of the Board or the President.

Section 5. Auditor. The Auditor shall be the chief auditing officer of the Association. He shall continuously examine the affairs of the Association and from time to time shall report to the Board of Directors. He shall have such powers and perform such duties as are conferred upon, or assigned to him by these By-laws, or as may be delegated to him from time to time by the Board of Directors.

Section 6. Officers Seriatim. The Board of Directors shall designate from time to time not less than two officers who shall in the absence or disability of the Chairman or President or both, succeed seriatim to the duties and responsibilities of the Chairman and President respectively.

Section 7. Clerks and Agents. The Board of Directors may appoint, from time to time, such clerks, agents and employees as it may deem advisable for the prompt and orderly transaction of the business of the Association, define their duties, fix the salaries to be paid them and dismiss them. Subject to the authority of the Board of Directors, the Chairman of the Board or the President, or any other officer of the Association authorized by either of them may appoint and dismiss all or any clerks, agents and employees and prescribe their duties and the conditions of their employment, and from time to time fix their compensation.

Section 8. Tenure. The Chairman of the Board of Directors and the President shall, except in the case of death, resignation, retirement or disqualification under these By-laws, or unless removed by the affirmative vote of at least two-thirds of all of the members of the Board of Directors, hold office for the term of one year or until their respective successors are appointed. Either of such officers appointed to fill a vacancy occurring in an unexpired term shall serve for such unexpired term of such vacancy. All other officers, clerks, agents, attorneys-in-fact and employees of the Association shall hold office during the pleasure of the Board of Directors or of the officer or committee appointing them respectively.


                                   ARTICLE VI

                                TRUST DEPARTMENT

Section 1. General Powers and Duties. All fiduciary powers of the Association shall be exercised through the Trust Department, subject to such regulations as the Comptroller of the Currency shall from time to time establish. The Trust Department shall be to placed under the management and immediate supervision of an officer or officers appointed by the Board of Directors. The duties of all officers of the Trust Department shall be to cause the policies and instructions of the Board and the Risk Management Committee with respect to the trusts under their supervision to be carried out, and to supervise the due performance of the trusts and agencies entrusted to the Association and under their supervision, in accordance with law and in accordance with the terms of such trusts and agencies.

                                  ARTICLE VII

                                 BRANCH OFFICES

Section 1. Establishment. The Board of Directors shall have full power to establish, to discontinue, or, from time to time, to change the location of any branch office, subject to such limitations as may be provided by law.

Section 2. Supervision and Control. Subject to the general supervision and control of the Board of Directors, the affairs of branch offices shall be under the immediate supervision and control of the President or of such other officer or officers, employee or employees, or other individuals as the Board of Directors may from time to time determine, with such powers and duties as the Board of Directors may confer upon or assign to him or them.


                                   ARTICLE VIII

                                 SIGNATURE POWERS

Section 1. Authorization. The power of officers, employees, agents and attorneys to sign on behalf of and to affix the seal of the Association shall be prescribed by the Board of Directors or by the Executive Committee or by both; provided that the President is authorized to restrict such power of any officer, employee, agent or attorney to the business of a specific department or departments, or to a specific branch office or branch offices. Facsimile signatures may be authorized.

                                  ARTICLE IX

                            STOCK CERTIFICATES AND TRANSFERS

Section 1. Stock Records. The Trust Department shall have custody of the stock certificate books and stock ledgers of the Association, and shall make all transfers of stock, issue certificates thereof and disburse dividends declared thereon.


Section 2. Form of Certificate. Every shareholder shall be entitled to a certificate conforming to the requirements of law and otherwise in such form as the Board of Directors may approve. The certificates shall state on the face thereof that the stock is transferable only on the books of the Association and shall be signed by such officers as may be prescribed from time to time by the Board of Directors or Executive Committee. Facsimile signatures may be authorized.

Section 3. Transfers of Stock. Transfers of stock shall be made only on the books of the Association by the holder in person, or by attorney duly authorized in writing, upon surrender of the certificate therefor properly endorsed, or upon the surrender of such certificate accompanied by a properly executed written assignment of the same, or a written power of attorney to sell, assign or transfer the same or the shares represented thereby.

Section 4. Lost Certificate. The Board of Directors or Executive Committee may order a new certificate to be issued in place of a certificate lost or destroyed, upon proof of such loss or destruction and upon tender to the Association by the shareholder, of a bond in such amount and with or without surety, as may be ordered, indemnifying the Association against all liability, loss, cost and damage by reason of such loss or destruction and the issuance of a new certificate.

Section 5. Closing Transfer Books. The Board of Directors may close the transfer books for a period not exceeding thirty days preceding any regular or special meeting of the shareholders, or the day designated for the payment of a dividend or the allotment of rights. In lieu of closing the transfer books the Board of Directors may fix a day and hour not more than thirty days prior to the day of holding any meeting of the shareholders, or the day designated for the payment of a dividend, or the day designated for the allotment of rights, or the day when any change of conversion or exchange of capital stock is to go into effect, as the day as of which shareholders entitled to notice of and to vote at such meetings or entitled to such dividend or to such allotment of rights or to exercise the rights in respect of any such change, conversion or exchange of capital stock, shall be determined, and only such shareholders as shall be shareholders of record on the day and hour so fixed shall be entitled to notice of and to vote at such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be.


                              ARTICLE X

                          THE CORPORATE SEAL

Section 1. Seal. The following is an impression of the seal of the Association adopted by the Board of Directors.


                              ARTICLE  XI

                             BUSINESS HOURS

Section 1. Business Hours. The main office of this Association and each branch office thereof shall be open for business on such days, and for such hours as the Chairman, or the President, or any Executive Vice President, or such other officer as the Board of Directors shall from time to time designate, may determine as to each office to conform to local custom and convenience, provided that any one or more of the main and branch offices or certain departments thereof may be open for such hours as the President, or such other officer as the Board of Directors shall from time to time designate, may determine as to each office or department on any legal holiday on which work is not prohibited by law, and provided further that any one or more of the main and branch offices or certain departments thereof may be ordered closed or open on any day for such hours as to each office or department as the President, or such other officer as the Board of Directors shall from time to time designate, subject to applicable laws regulations, may determine when such action may be required by reason of disaster or other emergency condition.


                                ARTICLE IX

                              CHANGES IN BY-LAWS

Section 1. Amendments. These By-laws may be amended upon vote of a majority of the entire Board of Directors at any meeting of the Board, provided ten (10) day's notice of the proposed amendment has been given to each member of the Board of Directors. No amendment may be made unless the By-law, as amended, is consistent with the requirements of law and of the Articles of Association. These By-laws may also be amended by the Association's shareholders.




A true copy

Attest:



                                        Secretary/Assistant Secretary
- ---------------------------------------



Dated at                                         , as of                       .
         ---------------------------------------         ----------------------

Revision of January 11, 1993

                                  EXHIBIT 5



                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939


     The undersigned, as Trustee under the Indenture to be entered into between Eldorado Resorts LLC and Fleet National Bank, as Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture
Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                           FLEET NATIONAL BANK,
                                           AS TRUSTEE


                                       By   /s/ Michael M. Hopkins
                                            -------------------------------
                                             Its: Vice President



Dated:

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 1999

Federal Financial Institutions Examination Council
- --------------------------------------------------------------------------------
[FEDERAL FINANCIAL              Please refer to page i,                 [1]
INSTITUTIONS EXAMINATION        Table of Contents, for
COUNCIL LOGO]                   the required disclosure
                                of estimated burden.

- --------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
                                                      (960630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1996        -----------
                                                     (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- --------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Giro S. DeRosa, Vice President
   -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Giro DeRosa
- --------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

July 25, 1996
- --------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
- --------------------------------------------------------------------------------
Director (Trustee)

/s/
- --------------------------------------------------------------------------------
Director (Trustee)

/s/
- --------------------------------------------------------------------------------
Director (Trustee)

- --------------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

- --------------------------------------------------------------------------------

FDIC Certificate Number  | 0 | 2 | 4 | 9 | 9 |               Banks should affix
                         ---------------------                the address label
                             (RCRI 90150)                       in this space.

                                            CALL NO. 196    31    06-30-96

                                            STAR: 25-0590 00327 STCERT: 25-02490

                                            FLEET NATIONAL BANK
                                            ONE MONARCH PLACE
                                            SPRINGFIELD, MA  01102


       Board of Governors of the Federal Reserve System, Federal Deposit
        Insurance Corporation, Office of the Comptroller of the Currency

FOR BANKS SUBMITTING HARD COPY REPORT FORMS:

STATE MEMBER BANKS: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.

- -----------------------------------------------------------------------------------------------------------------------------
                                                          ___                                                            ___
FDIC Certificate Number | 0  | 2 | 4 | 9 | 9 |           |     Banks should affix the address label in this space.          |
                        ______________________
                              (RCRI 9050)                      CALL NO. 196               31                   06-30-96

                                                               STBK: 25-0590 00327      STCERT: 25-02499

                                                               FLEET NATIONAL BANK
                                                               ONE MONARCH PLACE
                                                               SPRINGFIELD, MA  01102
                                                         |___                                                            ___|

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
                                                                       Page i
                                                                          /2/
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
________________________________________________________________________________

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI--Income Statement...........................................RI-1,2,3
Schedule RI-A--Changes in Equity Capital....................................RI-4
Schedule RI-B--Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses..................................................................RI-4,5
Schedule RI-C--Applicable Income Taxes by
  Taxing Authority..........................................................RI-5
Schedule RI-D--Income from
  International Operations..................................................RI-6
Schedule RI-E--Explanations...............................................RI-7,8

REPORT OF CONDITION

Schedule RC--Balance Sheet................................................RC-1,2
Schedule RC-A--Cash and Balances Due
  From Depository Institutions..............................................RC-3
Schedule RC-B--Securities...............................................RC-3,4,5
Schedule RC-C--Loans and Lease Financing
  Receivables:
    Part I. Loans and Leases..............................................RC-6,7
    Part II. Loans to Small Businesses and
      Small Farms (included in the forms for
      June 30 only).....................................................RC-7a,7b
Schedule RC-D--Trading Assets and Liabilities
  (to be completed only by selected banks)..................................RC-8
Schedule RC-E--Deposit Liabilities....................................RC-9,10,11
Schedule RC-F--Other Assets................................................RC-11
Schedule RC-G--Other Liabilities...........................................RC-11
Schedule RC-H--Selected Balance Sheet Items for
  Domestic Offices.........................................................RC-12
Schedule RC-I--Selected Assets and Liabilities
  of IBFs..................................................................RC-13
Schedule RC-K--Quarterly Averages..........................................RC-13
Schedule RC-L--Off-Balance Sheet Items...............................RC-14,15,16
Schedule RC-M--Memoranda................................................RC-17,18
Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets..............................................RC-19,20
Schedule RC-O--Other Data for Deposit
  Insurance Assessments.................................................RC-21,22
Schedule RC-R--Regulatory Capital.......................................RC-23,24
Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of
  Condition and Income.....................................................RC-25
Special Report (TO BE COMPLETED BY ALL BANKS)
Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is
32.2 hours per respondent and is estimated to vary from 15 to 230 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RI-1
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Consolidated Report of Income
for the period January 1, 1996 - June 30, 1996

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement                                                                              _________
                                                                                                          |  I480   |
                                                                                              ______________________
                                                             Dollar Amounts in Thousands      | RIAD  Bil Mil Thou  |
______________________________________________________________________________________________|_____________________|
1. Interest income:                                                                           | //////////////////  |
   a. Interest and fee income on loans:                                                       | //////////////////  |
      (1) In domestic offices:                                                                | //////////////////  |
          (a) Loans secured by real estate .................................................. | 4011       616,395  | 1.a.(1)(a)
          (b) Loans to depository institutions .............................................. | 4019           588  | 1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers ........... | 4024           286  | 1.a.(1)(c)
          (d) Commercial and industrial loans ............................................... | 4012       562,807  | 1.a.(1)(d)
          (e) Acceptances of other banks .................................................... | 4026           261  | 1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:    | //////////////////  |
              (1) Credit cards and related plans ............................................ | 4054         9,643  | 1.a.(1)(f)(1)
              (2) Other ..................................................................... | 4055        97,346  | 1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions ........................ | 4056             0  | 1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political          | //////////////////  |
              subdivisions in the U.S.:                                                       | //////////////////  |
              (1) Taxable obligations ....................................................... | 4503             0  | 1.a.(1)(h)(1)
              (2) Tax-exempt obligations .................................................... | 4504         5,232  | 1.a.(1)(h)(2)
          (i) All other loans in domestic offices ........................................... | 4058        84,576  | 1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 4059         1,981  | 1.a.(2)
   b. Income from lease financing receivables:                                                | //////////////////  |
      (1) Taxable leases .................................................................... | 4505        75,341  | 1.b.(1)
      (2) Tax-exempt leases ................................................................. | 4307           791  | 1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                        | //////////////////  |
      (1) In domestic offices ............................................................... | 4105           914  | 1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 4106           142  | 1.c.(2)
   d. Interest and dividend income on securities:                                             | //////////////////  |
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations ... | 4027       209,142  | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                 | //////////////////  |
          (a) Taxable securities ............................................................ | 4506             0  | 1.d.(2)(a)
          (b) Tax-exempt securities ......................................................... | 4507         2,953  | 1.d.(2)(b)
      (3) Other domestic debt securities .................................................... | 3657        12,164  | 1.d.(3)
      (4) Foreign debt securities ........................................................... | 3658         3,348  | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) ......................... | 3659        10,212  | 1.d.(5)
   e. Interest income from trading assets.................................................... | 4069           360  | 1.e.
                                                                                              ______________________

____________
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RI-2
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI--Continued

                                                                                   ________________
                                                 Dollar Amounts in Thousands       | Year-to-date |
___________________________________________________________________________________ ______________
 1. Interest income (continued)                                              | RIAD  Bil Mil Thou |
    f. Interest income on federal funds sold and securities purchased        | ////////////////// |
       under agreements to resell in domestic offices of the bank and of     | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4020        24,925 |  1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................ | 4107     1,719,407 |  1.g.
 2. Interest expense:                                                        | ////////////////// |
    a. Interest on deposits:                                                 | ////////////////// |
       (1) Interest on deposits in domestic offices:                         | ////////////////// |
           (a) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         8,583 |  2.a.(1)(a)
           (b) Nontransaction accounts:                                      | ////////////////// |
               (1) Money market deposit accounts (MMDAs) ................... | 4509       133,915 |  2.a.(1)(b)(1)
               (2) Other savings deposits .................................. | 4511        26,678 |  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more ........ | 4174        88,690 |  2.a.(1)(b)(3)
               (4) All other time deposits ................................. | 4512       214,225 |  2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement       | ////////////////// |
           subsidiaries, and IBFs .......................................... | 4172        50,022 |  2.a.(2)
    b. Expense of federal funds purchased and securities sold under          | ////////////////// |
       agreements to repurchase in domestic offices of the bank and of       | ////////////////// |
       its Edge and Agreement subsidiaries, and in IBFs .................... | 4180       152,094 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////////// |
       liabilities, and other borrowed money ............................... | 4185       121,525 |  2.c.
    d. Interest on mortgage indebtedness and obligations under               | ////////////////// |
       capitalized leases .................................................. | 4072           361 |  2.d.
    e. Interest on subordinated notes and debentures ....................... | 4200        26,110 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073       822,203 |  2.f.
                                                                                                   ___________________________
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////////// | RIAD 4074 |      897,204 |  3.
                                                                                                   ___________________________
 4. Provisions:                                                              | ////////////////// |
                                                                                                   ___________________________
    a. Provision for loan and lease losses ................................. | ////////////////// | RIAD 4230 |       21,672 |  4.a.

    b. Provision for allocated transfer risk ............................... | ////////////////// | RIAD 4243 |            0 |  4.b.

                                                                                                   ___________________________
 5. Noninterest income:                                                      | ////////////////// |
    a. Income from fiduciary activities .................................... | 4070       144,614 |  5.a.
    b. Service charges on deposit accounts in domestic offices ............. | 4080       111,736 |  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum            | ////////////////// |
       items 8.a through 8.d)...............................................   A220        10,646    5.c.
    d. Other foreign transaction gains (losses) ............................ | 4076           247 |  5.d.
    e. Not applicable                                                        | ////////////////// |
    f. Other noninterest income:                                             | ////////////////// |
       (1) Other fee income ................................................ | 5407       372,950 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408       211,593 |  5.f.(2)
                                                                                                   ___________________________
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////////// | RIAD 4079 |      851,786 |  5.g.

 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////////// | RIAD 3521 |            1 |  6.a.

    b. Realized gains (losses) on available-for-sale securities ............ | ////////////////// | RIAD 3196 |       16,126 |  6.b.

                                                                                                    ___________________________
 7. Noninterest expense:                                                     | ////////////////// |
    a. Salaries and employee benefits ...................................... | 4135       322,146 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217       114,912 |  7.b.
    c. Other noninterest expense* .......................................... | 4092       631,554 |  7.c.
                                                                                                   ___________________________
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////////// | RIAD 4093 |    1,068,612 |  7.d.

                                                                                                   ___________________________
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////////// |
                                                                                                   ___________________________
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////////// | RIAD 4301 |      674,833 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////////// | RIAD 4302 |      280,303 |  9.
                                                                                                   ___________________________
10. Income (loss) before extraordinary items and other adjustments           | ////////////////// |
                                                                                                   ___________________________
    (item 8 minus 9) ....................................................... | ////////////////// | RIAD 4300 |      394,530 | 10.
                                                                             _________________________________________________

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RI-3
City, State   Zip:    SPRINGFIELD, MA  01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI--Continued

                                                                                 ________________
                                                                                 | Year-to-date |
                                                                           ______ ______________
                                               Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________ ______________
11. Extraordinary items and other adjustments:                             | ////////////////// |
    a. Extraordinary items and other adjustments, gross of income taxes* . | 4310             0 | 11.a.
    b. Applicable income taxes (on item 11.a)* ........................... | 4315             0 | 11.b.
    c. Extraordinary items and other adjustments, net of income taxes      | ////////////////// |__________________________
       (item 11.a minus 11.b) ............................................ | ////////////////// | RIAD 4320 |            0 | 11.c.
12. Net income (loss) (sum of items 10 and 11.c) ......................... | ////////////////// | RIAD 4340 |      394,530 | 12.
                                                                           _________________________________________________
                                                                                                                  __________
                                                                                                                  |  I481  |
                                                                                                            _______________
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ______ ______________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________ ____________________
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513         1,798 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities in domestic offices              | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431        20,910 | M.2.
 3.-4. Not applicable                                                                                 | ////////////////// |
 5. Number of full-time equivalent employees on payroll at end of current period (round to            | ////        Number |
    nearest whole number) ........................................................................... | 4150         9,852 | M.5.
 6. Not applicable                                                                                    | ////////////////// |
 7. If the reporting bank has restated its balance sheet as a result of applying push down            | ////      MM DD YY |
    accounting this calendar year, report the date of the bank's acquisition ........................ | 9106      00/00/00 | M.7.
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                       | ////  Bil Mil Thou |
    a. Interest rate exposures ...................................................................... | 8757         1,428 | M.8.a.
    b. Foreign exchange exposures ................................................................... | 8758         9,218 | M.8.b.
    c. Equity security and index exposures .......................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures ................................................................ | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income.....................................................| 8761        (5,575)| M.9.a.
    b. Net (increase) decrease to interest expense ...................................................| 8762        (5,752)| M.9.b.
    c. Other (noninterest) allocations ...............................................................| 8763          (172)| M.9.c.
10. Credit losses on off-balance sheet derivatives (see instructions).................................| A251             0 | M.10.

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RI-4
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.                                                               _________
                                                                                                            |  I483 |
                                                                                                      _____________________
                                                                          Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
______________________________________________________________________________________________________|____________________|
 1. Total equity capital originally reported in the December 31, 1995, Reports of Condition           | ////////////////// |
    and Income ...................................................................................... | 3215     1,342,473 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216             0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217     1,342,473 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340       394,530 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346             0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356     4,161,079 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470             0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460       490,634 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | ////////////////// |
    for this schedule) .............................................................................. | 4411             0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412             0 | 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ................ | 8433       (46,607)| 11.
12. Foreign currency translation adjustments ........................................................ | 4414             0 | 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415    (1,003,722)| 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   | ////////////////// |
    item 28) ........................................................................................ | 3210     4,357,119 | 14.
                                                                                                      ______________________

____________
*Describe on Schedule RI-E--Explanations.


Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               __________
                                                                                                               |  I486  |
                                                                              __________________________________________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         Calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1. Loans secured by real estate:                                              | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4651        35,701 | 4661         8,412 | 1.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4652             0 | 4662             0 | 1.b.
2. Loans to depository institutions and acceptances of other banks:           | ////////////////// | ////////////////// |
   a. To U.S. banks and other U.S. depository institutions .................. | 4653             0 | 4663             0 | 2.a.
   b. To foreign banks ...................................................... | 4654             0 | 4664             0 | 2.b.
3. Loans to finance agricultural production and other loans to farmers ...... | 4655             2 | 4665            22 | 3.
4. Commercial and industrial loans:                                           | ////////////////// | ////////////////// |
   a. To U.S. addressees (domicile) ......................................... | 4645        38,139 | 4617        19,005 | 4.a.
   b. To non-U.S. addressees (domicile) ..................................... | 4646             0 | 4618           102 | 4.b.
5. Loans to individuals for household, family, and other personal             | ////////////////// | ////////////////// |
   expenditures:                                                              | ////////////////// | ////////////////// |
   a. Credit cards and related plans ........................................ | 4656         1,137 | 4666           733 | 5.a.
   b. Other (includes single payment, installment, and all student loans) ... | 4657         7,864 | 4667         2,681 | 5.b.
6. Loans to foreign governments and official institutions ................... | 4643             0 | 4627             0 | 6.
7. All other loans .......................................................... | 4644           826 | 4628           541 | 7.
8. Lease financing receivables:                                               | ////////////////// | ////////////////// |
   a. Of U.S. addressees (domicile) ......................................... | 4658         3,729 | 4668         3,241 | 8.a.
   b. Of non-U.S. addressees (domicile) ..................................... | 4659             0 | 4669             0 | 8.b.
9. Total (sum of items 1 through 8) ......................................... | 4635        87,398 | 4605        34,737 | 9.
                                                                              ___________________________________________

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RI-5
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-B--Continued

Part I. Continued

Memoranda

                                                                              __________________________________________
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               ____________________ ____________________
                                                                              |         Calendar year-to-date           |
                                                                               _________________________________________
                                                  Dollar Amounts in Thousands | RIAD  Bil Mil Thou | RIAD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
1-3. Not applicable                                                           | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 4 and 7, above .............................. | 5409           383 | 5410         1,374 | M.4.
5. Loans secured by real estate in domestic offices (included in              | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development ..................................... | 3582           189 | 3583           253 | M.5.a.
   b. Secured by farmland ................................................... | 3584           145 | 3585           131 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit ..................... | 5411         2,650 | 5412           108 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...... | 5413        13,892 | 5414         1,231 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ............. | 3588           837 | 3589           395 | M.5.d.
   e. Secured by nonfarm nonresidential properties .......................... | 3590        17,988 | 3591         6,294 | M.5.e.
                                                                              |_________________________________________|

Part II. Changes in Allowance for Loan and Lease Losses

                                                                                                    _____________________

                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Balance originally reported in the December 31, 1995, Reports of Condition and Income.......... | 3124       266,943 | 1.
2. Recoveries (must equal part I, item 9, column B above) ........................................ | 4605        34,737 | 2.
3. LESS: Charge-offs (must equal part I, item 9, column A above) ................................. | 4635        87,398 | 3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a)......................... | 4230        21,672 | 4.
5. Adjustments* (see instructions for this schedule) ................................ ............ | 4815       636,497 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,               | ////////////////// |
   item 4.b) ..................................................................................... | 3123       872,451 | 6.
                                                                                                   |____________________|

____________
*Describe on Schedule RI-E--Explanations.



Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                               |  I489  | -
                                                                                                    ____________ ________
                                                                       Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
1. Federal ....................................................................................... | 4780           N/A | 1.
2. State and local................................................................................ | 4790           N/A | 2.
3. Foreign ....................................................................................... | 4795           N/A | 3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............ | 4770           N/A | 4.
                                                                       ____________________________|                    |
5. Deferred portion of item 4 ........................................ | RIAD 4772 |           N/A | ////////////////// | 5.
                                                                       __________________________________________________


Legal Title of Bank:  Fleet National Bank                                           Call Date:  6/30/96  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place                                                                                   Page RI-6
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations

                                                                                                             __________
                                                                                                             |  I492  | -
                                                                                                       ______ ________
                                                                                                       | Year-to-date |
                                                                                                 ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,       | ////////////////// |
   and IBFs:                                                                                     | ////////////////// |
   a. Interest income booked ................................................................... | 4837           N/A | 1.a.
   b. Interest expense booked .................................................................. | 4838           N/A | 1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and IBFs   | ////////////////// |
      (item 1.a minus 1.b) ..................................................................... | 4839           N/A | 1.c.
2. Adjustments for booking location of international operations:                                 | ////////////////// |
   a. Net interest income attributable to international operations booked at domestic offices .. | 4840           N/A | 2.a.
   b. Net interest income attributable to domestic business booked at foreign offices .......... | 4841           N/A | 2.b.
   c. Net booking location adjustment (item 2.a minus 2.b) ..................................... | 4842           N/A | 2.c.
3. Noninterest income and expense attributable to international operations:                      | ////////////////// |
   a. Noninterest income attributable to international operations .............................. | 4097           N/A | 3.a.
   b. Provision for loan and lease losses attributable to international operations ............. | 4235           N/A | 3.b.
   c. Other noninterest expense attributable to international operations ....................... | 4239           N/A | 3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a        | ////////////////// |
      minus 3.b and 3.c) ....................................................................... | 4843           N/A | 3.d.
4. Estimated pretax income attributable to international operations before capital allocation    | ////////////////// |
   adjustment (sum of items 1.c, 2.c, and 3.d) ................................................. | 4844           N/A | 4.
5. Adjustment to pretax income for internal allocations to international operations to reflect   | ////////////////// |
   the effects of equity capital on overall bank funding costs ................................. | 4845           N/A | 5.
6. Estimated pretax income attributable to international operations after capital allocation     | ////////////////// |
   adjustment (sum of items 4 and 5) ........................................................... | 4846           N/A | 6.
7. Income taxes attributable to income from international operations as estimated in item 6 .... | 4797           N/A | 7.
8. Estimated net income attributable to international operations (item 6 minus 7) .............. | 4341           N/A | 8.
                                                                                                 ______________________

Memoranda                                                                                        ______________________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Intracompany interest income included in item 1.a above ..................................... | 4847           N/A | M.1.
2. Intracompany interest expense included in item 1.b above .................................... | 4848           N/A | M.2.
                                                                                                 ______________________

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                       ________________
                                                                                                       | Year-to-date |
                                                                                                 ______ ______________
                                                                     Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
_________________________________________________________________________________________________ ____________________
1. Interest income booked at IBFs .............................................................. | 4849           N/A | 1.
2. Interest expense booked at IBFs ............................................................. | 4850           N/A | 2.
3. Noninterest income attributable to international operations booked at domestic offices        | ////////////////// |
   (excluding IBFs):                                                                             | ////////////////// |
   a. Gains (losses) and extraordinary items ................................................... | 5491           N/A | 3.a.
   b. Fees and other noninterest income ........................................................ | 5492           N/A | 3.b.
4. Provision for loan and lease losses attributable to international operations booked at        | ////////////////// |
   domestic offices (excluding IBFs) ........................................................... | 4852           N/A | 4.
5. Other noninterest expense attributable to international operations booked at domestic offices | ////////////////// |
   (excluding IBFs) ............................................................................ | 4853           N/A | 5.
                                                                                                 ______________________

Legal Title of Bank:  Fleet National Bank                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place                                                                                   Page RI-7
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              __________
                                                                                                              |  I495  | -
                                                                                                        ______ ________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains on other real estate owned ..................................................... | 5415             0 | 1.a.
    b. Net gains on sales of loans .............................................................. | 5416             0 | 1.b.
    c. Net gains on sales of premises and fixed assets .......................................... | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       _____________
    d. | TEXT 4461 | Income on Mortgages Held for Resale                                          | 4461        81,194 | 1.d.

    e. | TEXT 4462 | Gain From Branch Divestitures                                                | 4462        77,976 | 1.e.
        ___________
    f. | TEXT 4463 |______________________________________________________________________________| 4463               | 1.f.
       _____________
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531       135,939 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net losses on other real estate owned .................................................... | 5418             0 | 2.b.
    c. Net losses on sales of loans ............................................................. | 5419             0 | 2.c.
    d. Net losses on sales of premises and fixed assets ......................................... | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
       _____________
    e. | TEXT 4464 | Intercompany Corporate Support Function Charges                              | 4464       143,184 | 2.e.
        ___________
    f. | TEXT 4467 | Intercompany Data Processing & Programming Charges                           | 4467       158,034 | 2.f.
        ___________
    g. | TEXT 4468 |______________________________________________________________________________| 4468               | 2.g.
       _____________
 3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and                   | ////////////////// |
    applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe              | ////////////////// |
    all extraordinary items and other adjustments):                                               | ////////////////// |
           _____________
    a. (1) | TEXT 4469 |__________________________________________________________________________| 4469               | 3.a.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4486 |               | ////////////////// | 3.a.(2)
           _____________                                              ____________________________
    b. (1) | TEXT 4487 |__________________________________________________________________________| 4487               | 3.b.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           _____________                                              ____________________________
    c. (1) | TEXT 4489 |__________________________________________________________________________| 4489               | 3.c.(1)
           _____________
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ____________________________
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________
    a. | TEXT 4492 |______________________________________________________________________________| 4492               | 4.a.
        ___________
    b. | TEXT 4493 |______________________________________________________________________________| 4493               | 4.b.
       _____________
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       _____________
    a. | TEXT 4494 |______________________________________________________________________________| 4494               | 5.a.
        ___________
    b. | TEXT 4495 |______________________________________________________________________________| 4495               | 5.b.
       _____________
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       _____________
    a. | TEXT 4496 |                                                                                4496               | 6.a.
        ___________|______________________________________________________________________________
    b. | TEXT 4497                                                                                  4497               | 6.b.
       ____________|____________________________________________________________________________________________________


Legal Title of Bank:  Fleet National Bank                                            Call Date:  6/30/96  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place                                                                                   Page RI-8
City, State   Zip:    Springfield, MA  01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RI-E--Continued

                                                                                                        ________________
                                                                                                        | Year-to-date |
                                                                                                  ______ ______________
                                                                      Dollar Amounts in Thousands | RIAD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
 7. Other transactions with parent holding company (from Schedule RI-A, item 13)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       _____________
    a. | TEXT 4498 |  Fleet National Bank Surplus Distribution to FFG                             | 4498   (1,003,722) | 7.a.
        __________________________________________________________________________________________|                    |
    b. | TEXT 4499 |                                                                              | 4499               | 7.b.
       ___________________________________________________________________________________________
 8. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II,              | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
       _____________                                                                              |                    |
    a. | TEXT 4521 |  12/31/95 Ending Balance of Pooled Entities                                  | 4521               | 8.a.
       ___________________________________________________________________________________________|                    |
    b. | TEXT 4522 |                                                                              | 4522               | 8.b.
       ___________________________________________________________________________________________|                    |
                                                                                                   ____________________
 9. Other explanations (the space below is provided for the bank to briefly describe,             |   I498   |   I499  | -
                                                                                                  ______________________
    at its option, any other significant items affecting the Report of Income):
               ___
    No comment |X| (RIAD 4769)
               ___
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Fleet National Bank                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              One Monarch Place                                                                                   Page RC-1
City, State   Zip:    Springfield, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                       __________
                                                                                                             |  C400  | -
                                                                                                 ____________ ________
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081     4,130,928 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071        46,521 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754       257,441 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773     7,250,067 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices   | ////////////////// |
    of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                         | ////////////////// |
    a. Federal funds sold ...................................................................... | 0276        17,428 |  3.a.
    b. Securities purchased under agreements to resell ......................................... | 0277             0 |  3.b.
 4. Loans and lease financing receivables:                           ____________________________| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCFD 2122 |    31,278,251 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCFD 3123 |       872,451 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCFD 3128 |             0 | ////////////////// |  4.c.
                                                                     ____________________________
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125    30,405,800 |  4.d.
 5. Trading assets (from schedule RC-D )........................................................ | 3545        71,354 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145       534,844 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150        34,546 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155        16,634 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143     2,283,414 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160     3,978,638 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170    49,027,615 | 12.
                                                                                                 ______________________

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-2
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC--Continued

                                                                                                         ___________________________

                                                                   Dollar Amounts in Thousands | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
LIABILITIES                                                                                    | /////////////////////// |
13. Deposits:                                                                                  | /////////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               | /////////////////////// |
       part I) ............................................................................... | RCON 2200    34,110,580 | 13.a.
                                                                   ____________________________
       (1) Noninterest-bearing(1) ................................ | RCON 6631      10,202,036 | /////////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636      23,908,544 | /////////////////////// | 13.a.(2)
                                                                   ____________________________
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,      | /////////////////////// |
       part II) .............................................................................. | RCFN 2200     1,745,663 | 13.b.
                                                                   ____________________________
       (1) Noninterest-bearing ................................... | RCFN 6631             400 | /////////////////////// | 13.b.(1)
       (2) Interest-bearing ...................................... | RCFN 6636       1,745,263 | /////////////////////// | 13.b.(2)
                                                                   ____________________________
14. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:               | /////////////////////// |
    a. Federal funds purchased ............................................................... | RCFD 0278     4,302,800 | 14.a.
    b. Securities sold under agreements to repurchase ........................................ | RCFD 0279       566,036 | 14.b.
15. a. Demand notes issued to the U.S. Treasury .............................................. | RCON 2840        14,411 | 15.a.
    b. Trading liabilities (from Schedule RC-D) .............................................. | RCFD 3548        57,446 | 15.b.
16. Other borrowed money:                                                                      | /////////////////////// |
    a. With a remaining maturity of one year or less.......................................... | RCFD 2332       487,435 | 16.a.
    b. With a remaining maturity of more than one year........................................ | RCFD 2333       893,259 | 16.b.
17. Mortgage indebtedness and obligations under capitalized leases ........................... | RCFD 2910        11,561 | 17.
18. Bank's liability on acceptances executed and outstanding ................................. | RCFD 2920        16,634 | 18.
19. Subordinated notes and debentures ........................................................ | RCFD 3200     1,213,219 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | RCFD 2930     1,251,452 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | RCFD 2948    44,670,496 | 21.
                                                                                               | /////////////////////// |
22. Limited-life preferred stock and related surplus ......................................... | RCFD 3282             0 | 22.
EQUITY CAPITAL                                                                                 | /////////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | RCFD 3838       125,000 | 23.
24. Common stock ............................................................................. | RCFD 3230        19,487 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | RCFD 3839     2,551,927 | 25.
26. a. Undivided profits and capital reserves ................................................ | RCFD 3632     1,693,408 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | RCFD 8434       (32,703)| 26.b.
27. Cumulative foreign currency translation adjustments ...................................... | RCFD 3284             0 | 27.
28. Total equity capital (sum of items 23 through 27) ........................................ | RCFD 3210     4,357,119 | 28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | /////////////////////// |
    and 28) .................................................................................. | RCFD 3300    49,027,615 | 29.
                                                                                               ___________________________

Memorandum
To be reported only with the March Report of Condition.

 1. Indicate in the box at the right the number of the statement below that best describes the                     Number
    most comprehensive level of auditing work performed for the bank by independent external            __________________
    auditors as of any date during 1995 ............................................................... | RCFD 6724  N/A | M.1.
                                                                                                        __________________
1 = Independent  audit of the  bank conducted  in  accordance    4 = Directors'  examination  of the  bank  performed  by other
    with generally accepted auditing standards by a certified        external  auditors (may  be required  by state  chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent  audit of the  bank's parent  holding company    5 = Review of  the bank's  financial  statements  by  external
    conducted in accordance with  generally accepted auditing        auditors
    standards  by a certified  public  accounting  firm which    6 = Compilation of the bank's financial statements by external
    submits a  report  on the  consolidated  holding  company        auditors
    (but not on the bank separately)                             7 = Other  audit procedures  (excluding tax  preparation work)
3 = Directors'   examination  of   the  bank   conducted   in    8 = No external audit work
    accordance  with generally  accepted  auditing  standards
    by a certified public accounting firm (may be required by
    state chartering authority)

____________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-3
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-A--Cash and Balances Due From Depository Institutions
Exclude assets held for trading.

                                                                                                              __________
                                                                                                              |  C405  | -
                                                                             _________________________________ ________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                             ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// | ////////////////// |
   coin .................................................................... | 0022     3,402,522 | ////////////////// | 1.
   a. Cash items in process of collection and unposted debits .............. | ////////////////// | 0020     2,655,163 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 0080       747,539 | 1.b.
2. Balances due from depository institutions in the U.S. ................... | ////////////////// | 0082       500,301 | 2.
   a. U.S. branches and agencies of foreign banks (including their IBFs) ... | 0083             0 | ////////////////// | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// | ////////////////// |
      in the U.S. (including their IBFs) ................................... | 0085       500,373 | ////////////////// | 2.b.
3. Balances due from banks in foreign countries and foreign central banks .. | ////////////////// | 0070         7,902 | 3.
   a. Foreign branches of other U.S. banks ................................. | 0073           690 | ////////////////// | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074         7,948 | ////////////////// | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090       265,916 | 0090             0 | 4.
5. Total (sum of items 1 through 4) (total of column A must equal            | ////////////////// | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010     4,177,449 | 0010     4,176,641 | 5.
                                                                             ___________________________________________
                                                                                                  ______________________
Memorandum                                                            Dollar Amounts in Thousands | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,        | ////////////////// |
   column B above) .............................................................................. | 0050       453,780 | M.1.
                                                                                                  ______________________


Schedule RC-B--Securities
Exclude assets held for trading.

                                                                                                                   _______
                                                                                                                  | C410  | -

                                       ___________________________________________________________________________ ________
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       _________________________________________ _________________________________________
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       ____________________ ____________________ ____________________ ____________________
          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________ ____________________ ____________________ ____________________ ____________________
1. U.S. Treasury securities ......... | 0211           250 | 0213           250 | 1286     1,274,624 | 1287     1,252,546 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and corporation obligations        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1289             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297           498 | 1298           505 | 2.b.
                                      _____________________________________________________________________________________

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-4
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-B--Continued

                                    _____________________________________________________________________________________
                                    |             Held-to-maturity            |            Available-for-sale           |
                                     _________________________________________ _________________________________________
                                    |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                    |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                     ____________________ ____________________ ____________________ ____________________
        Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
____________________________________ ____________________ ____________________ ____________________ ____________________
3. Securities issued by states      | ////////////////// |/ //////////////// | ////////////////// | /////////////////  |
   and political subdivisions       | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   in the U.S.:                     | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. General obligations ......... | 1676       150,357 |1677       150,242 | 1678             0 | 1679            0  | 3.a.
   b. Revenue obligations ......... | 1681         8,887 |1686         8,889 | 1690             0 | 1691            0  | 3.b.
   c. Industrial development        | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      and similiar obligations .....| 1694             0 |1695             0 | 1696             0 | 1697            0  | 3.c.
4. Mortgage-backed                  | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   securities (MBS):                | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. Pass-through securities:      | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   (1) Guaranteed by                | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       GNMA ....................... | 1698             0 |1699             0 | 1701       861,176 | 1702      852,929  | 4.a.(1)
   (2) Issued by FNMA               | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       and FHLMC  ................. | 1703           908 |1705           908 | 1706     4,854,605 | 1707    4,831,023  | 4.a.(2)
   (3) Other pass-through           | ////////////////// |////////////////// | ///////////////////| /////////////////  |
       secruities ................. | 1709             4 |1710             4 | 1711             0 | 1713            0  | 4.a.(3)
  b.  Other mortgage-backed         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       securities (include CMO's,   | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       REMICs, and stripped         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       MBS):                        | ////////////////// |////////////////// | ////////////////// | /////////////////  |
       (1) Issued or guaranteed     | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           by FNMA, FHLMC,          | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           or GNMA ...............  | 1714             0 |1715             0 | 1716             0 | 1717            0  | 4.b.(1)
       (2) Collateralized           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           by MBS issued or         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           guaranteed by FNMA,      | ////////////////// |////////////////// | ////////////////// | /////////////////  |
           FHLMC, or GNMA ........  | 1718             0 |1719             0 | 1731             0 | 1732            0  | 4.b.(2)
       (3) All other mortgage-      | ////////////////// |////////////////// | ////////////////// |  ////////////////  |
           backed securities .....  | 1733             0 |1734             0 | 1735           518 | 1736          518  | 4.b.(3)
5. Other debt securities:           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. Other domestic debt           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      securities..................  | 1737             0 |1738             0 | 1739           817 | 1741          812  | 5.a.
   b. Foreign debt                  | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      securities .................  | 1742        97,035 |1743        78,878 | 1744             0 | 1746            0  | 5.b.
6. Equity securities:               | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   a. Investments in mutual         | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      funds ......................  | ////////////////// |////////////////// | 1747             0 | 1748            0  | 6.a.
   b. Other equity securities       | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      with readily determin-        | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      able fair values ...........  | ////////////////// |////////////////// | 1749             0 | 1751            0  | 6.b.
   c. All other equity              | ////////////////// |////////////////// | ////////////////// | /////////////////  |
      securities (1) .............  | ////////////////// |////////////////// | 1752       311,734 | 1753      311,734  | 6.c.
7. Total (sum of items 1            | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   through 6) (total of             | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   column A must equal              | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   Schedule RC, item 2.a)           | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   (total of column D must          | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   equal Schedule RC,               | ////////////////// |////////////////// | ////////////////// | /////////////////  |
   item 2.b) .....................  | 1754       257,441 | 1771      239,171 | 1772     7,303,972 | 1773    7,250,067  | 7.
                                    |__________________________________________________________________________________|

____________
1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  FLEET NATIONAL BANK                                          Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                  Page RC-5
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-B--Continued

                                                                                                              ___________
Memoranda                                                                                                     |   C412  | -
                                                                                                   ___________ _________
                                                                       Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________  ____________________
1. Pledged securities(2) ......................................................................... | 0416     2,308,912 | M.1.
2. Maturity and repricing data for debt securities(2),(3),(4) (excluding those in                  | ////////////////// |
   nonaccrual status):                                                                             | ////////////////// |
   a. Fixed rate debt securities with a remaining maturity of:                                     | ////////////////// |
      (1) Three months or less ................................................................... | 0343        72,490 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | 0344        77,125 | M.2.a.(2)
      (3) Over one year through five years ....................................................... | 0345     2,734,577 | M.2.a.(3)
      (4) Over five years ........................................................................ | 0346     2,925,207 | M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4)) ..... | 0347     5,809,399 | M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                 | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | 4544       531,365 | M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | 4545       855,010 | M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | 4551             0 | M.2.b.(3)
      (4) Less frequently than every five years .................................................. | 4552             0 | M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4)) .. | 4553     1,386,375 | M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt   | ////////////////// |
      securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual   | ////////////////// |
      debt securities included in Schedule RC-N, item 9, column C) ............................... | 0393     7,195,774 | M.2.c.
3. Not applicable                                                                                  | ////////////////// |
4. Held-to-maturity debt securities restructured and in compliance with modified terms (included   | ////////////////// |
   in Schedule RC-B, items 3 through 5, column A, above) ......................................... | 5365             0 | M.4.
5. Not applicable                                                                                  | ////////////////// |
6. Floating rate debt securities with a remaining maturity of one year or less(2),(4) (included in | ////////////////// |
   Memorandum items 2.b(1) through 2.b.(4) above)................................................. | 5519         3,700 | M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale  | ////////////////// |
   or transfer ................................................................................... | 1778             0 | m.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-sale          | ////////////////// |
   accounts in Schedule RC-B, item 4.b):                                                           | ////////////////// |
   a. Amortized cost ............................................................................. | 8780             0 | M.8.a.
   b. Fair Value ................................................................................. | 8781             0 | M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                              | ////////////////// |
   a. Amortized cost ............................................................................. | 8782             0 | M.9.a.
   b. Fair Value ................................................................................. | 8783             0 | M.9.b.
                                                                                                   ----------------------

____________
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum items 2 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  FLEET NATIONAL BANK                                       Call Date:  6/30/96  ST-BK:  25-0590 FFIEC 031
Address:              ONE MONARCH PLACE                                                                              Page RC-6
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

                                                                                                              _________
Do not deduct the allowance for loan and lease losses from amounts                                            |  C415  | -
reported in this schedule.  Report total loans and leases, net of unearned   _________________________________|________|
income.  Exclude assets held for trading.                                    |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
                                                                             |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Loans secured by real estate ........................................... | 1410    11,754,916 | ////////////////// |  1.
    a. Construction and land development ................................... | ////////////////// | 1415       433,880 |  1.a.
    b. Secured by farmland (including farm residential and other             | ////////////////// | ////////////////// |
       improvements) ....................................................... | ////////////////// | 1420         2,172 |  1.b
    c. Secured by 1-4 family residential properties:                         | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential       | ////////////////// | ////////////////// |
           properties and extended under lines of credit ................... | ////////////////// | 1797     2,022,596 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:     | ////////////////// | ////////////////// |
           (a) Secured by first liens ...................................... | ////////////////// | 5367     4,418,239 |  1.c.(2)(a)

           (b) Secured by junior liens ..................................... | ////////////////// | 5368       492,952 |  1.c.(2)(b)

    d. Secured by multifamily (5 or more) residential properties ........... | ////////////////// | 1460       559,373 |  1.d.
    e. Secured by nonfarm nonresidential properties ........................ | ////////////////// | 1480     3,825,704 |  1.e.
 2. Loans to depository institutions:                                        | ////////////////// | ////////////////// |
    a. To commercial banks in the U.S. ..................................... | ////////////////// | 1505       143,682 |  2.a.
       (1) To U.S. branches and agencies of foreign banks .................. | 1506             0 | ////////////////// |  2.a.(1)
       (2) To other commercial banks in the U.S. ........................... | 1507       143,682 | ////////////////// |  2.a.(2)
    b. To other depository institutions in the U.S. ........................ | 1517             0 | 1517        12,345 |  2.b.
    c. To banks in foreign countries ....................................... | ////////////////// | 1510           672 |  2.c.
       (1) To foreign branches of other U.S. banks ......................... | 1513           149 | ////////////////// |  2.c.(1)
       (2) To other banks in foreign countries ............................. | 1516           523 | ////////////////// |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers .... | 1590         5,889 | 1590         5,889 |  3.
 4. Commercial and industrial loans:                                         | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ....................................... | 1763    12,446,547 | 1763    12,402,858 |  4.a.
    b. To non-U.S. addressees (domicile) ................................... | 1764        83,521 | 1764        54,074 |  4.b.
 5. Acceptances of other banks:                                              | ////////////////// | ////////////////// |
    a. Of U.S. banks ....................................................... | 1756             0 | 1756             0 |  5.a.
    b. Of foreign banks .................................................... | 1757             0 | 1757             0 |  5.b.
 6. Loans to individuals for household, family, and other personal           | ////////////////// | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper) ......... | ////////////////// | 1975     2,217,352 |  6.
    a. Credit cards and related plans (includes check credit and other       | ////////////////// | ////////////////// |
       revolving credit plans) ............................................. | 2008       161,652 | ////////////////// |  6.a.
    b. Other (includes single payment, installment, and all student loans).. | 2011     2,055,700 | ////////////////// |  6.b.
 7. Loans to foreign governments and official institutions (including        | ////////////////// | ////////////////// |
    foreign central banks) ................................................. | 2081             0 | 2081             0 |  7.
 8. Obligations (other than securities and leases) of states and political   | ////////////////// | ////////////////// |
    subdivisions in the U.S. (includes nonrated industrial development       | ////////////////// | ////////////////// |
    obligations) ........................................................... | 2107       167,100 | 2107       167,100 |  8.
 9. Other loans ............................................................ | 1563     2,146,172 | ////////////////// |  9.
    a. Loans for purchasing or carrying securities (secured and unsecured).. | ////////////////// | 1545       156,275 |  9.a.
    b. All other loans (exclude consumer loans) ............................ | ////////////////// | 1564     1,989,897 |  9.b.
10. Lease financing receivables (net of unearned income) ................... | ////////////////// | 2165     2,300,055 | 10.
    a. Of U.S. addressees (domicile) ....................................... | 2182     2,300,055 | ////////////////// | 10.a.
    b. Of non-U.S. addressees (domicile) ................................... | 2183             0 | ////////////////// | 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ........ | 2123             0 | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through   | ////////////////// | ////////////////// |
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a).. | 2122    31,278,251 | 2122    31,205,115 | 12.
                                                                             ___________________________________________

Legal Title of Bank:  FLEET NATIONAL BANK                                        Call Date:  06/30/96  ST-BK: 25-0590 FFIEC 031
Address:              ONE MONARCH PLACE                                                                             Page:  RC-7
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-C--Continued

Part I. Continued

                                                                                       ___________________________________________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |    Consolidated    |      Domestic      |
Memoranda                                                                    |        Bank        |      Offices       |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________
 1. Commercial paper included in Schedule RC-C, part I, above .............. | 1496             0 | 1496             0 | M.1.
 2. Loans and leases restructured and in compliance with modified terms      | ////////////////// | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due   | ////////////////// | ////////////////// |
    or nonaccrual in Schedule RC-N, Memorandum item 1):                      | ////////////////// | ////////////////// |
    a. Loans secured by real estate:                                         | ////////////////// | ////////////////// |
       (1) To U.S. addressees (domicile) ................................... | 1687           511 | M.2.a.(1)
       (2) To non-U.S. addressees (domicile) ............................... | 1689             0 | M.2.a.(2)
    b. All other loans and all lease financing receivables (exclude loans    | ////////////////// |
       to individuals for household, family, and other personal expenditures)| 8691             0 | M.2.b.
    c. Commercial and industrial loans to and lease financing receivables    | ////////////////// |
       of non-U.S. addressees (domicile) included in Memorandum item 2.b     | ////////////////// |
       above ............................................................... | 8692             0 | M.2.c.
 3. Maturity and repricing data for loans and leases(1) (excluding those     | ////////////////// |
    in nonaccrual status):                                                   | ////////////////// |
    a. Fixed rate loans and leases with a remaining maturity of:             | ////////////////// |
       (1) Three months or less ............................................ | 0348    10,215,575 | M.3.a.(1)
       (2) Over three months through 12 months ............................. | 0349       369,421 | M.3.a.(2)
       (3) Over one year through five years ................................ | 0356     3,479,742 | M.3.a.(3)
       (4) Over five years ................................................. | 0357     5,791,166 | M.3.a.(4)
       (5) Total fixed rate loans and leases (sum of                         | ////////////////// |
           Memorandum items 3.a.(1) through 3.a.(4)) ....................... | 0358    19,855,904 | M.3.a.(5)
    b. Floating rate loans with a repricing frequency of:                    | ////////////////// |
       (1) Quarterly or more frequently .................................... | 4554     8,960,876 | M.3.b.(1)
       (2) Annually or more frequently, but less frequently than quarterly . | 4555     1,848,295 | M.3.b.(2)
       (3) Every five years or more frequently, but less frequently than     | ////////////////// |
           annually ........................................................ | 4561       250,031 | M.3.b.(3)
       (4) Less frequently than every five years ........................... | 4564        12,721 | M.3.b.(4)
       (5) Total floating rate loans (sum of Memorandum items 3.b.(1)        | ////////////////// |
           through 3.b.(4)) ................................................ | 4567    11,071,923 | M.3.b.(5)
    c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5))  | ////////////////// |
       (must equal the sum of total loans and leases, net, from              | ////////////////// |
       Schedule RC-C, part I, item 12, plus unearned income from             | ////////////////// |
       Schedule RC-C, part I, item 11, minus total nonaccrual loans and      | ////////////////// |
       leases from Schedule RC-N, sum of items 1 through 8, column C) ...... | 1479    30,927,827 | M.3.c.
    d. FLOATING RATE LOANS WITH A REMAINING MATURITY OF ONE YEAR OR LESS     | ////////////////// |
       (INCLUDED IN MEMORANDUM ITEMS 3.b.(1) THROUGH 3.b.(4) ABOVE)......... | A246     1,543,411 | M.3.d.
 4. Loans to finance commercial real estate, construction, and land          | ////////////////// |
    development activities (NOT SECURED BY REAL ESTATE) included in          | ////////////////// |
    Schedule RC-C, part I, items 4 and 9, column A, page RC-6(2) ........... | 2746       271,706 | M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I,       | ////////////////// |
    above .................................................................. | 5369             0 | M.5.
                                                                             | ////////////////// |_____________________
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family    | ////////////////// | RCON  Bil Mil Thou |
    residential properties (included in Schedule RC-C, part I, item          | ////////////////// | ___________________|
    1.c.(2)(a), column B, page RC-6) ....................................... | ////////////////// | 5370     1.655.898 | M.6.
                                                                             |_________________________________________|

_____________________________
(1) Memorandum item 3 is not applicable to savings banks that must complete supplememtal Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  FLEET NATIONAL BANK                                       Call Date:  6/30/96  ST-BK:  25-0590 FFIEC 031
Address:              ONE MONARCH PLACE                                                                             Page RC-7a
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________


Schedule RC-C--Continued

Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's  "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C,  part I, item 1.e, column B, and all or substantially all of the dollar volume
    of your bank's  "Commercial and industrial loans to U.S. addressees" in domestic offices reported         __________
    in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less (If your   ________|  C415  | -
    bank has no loans outstanding in both of these two loan categories, place an "X" in the box       | RCON YES      NO|
    marked "NO" and go to Item 5; otherwise, see instructions for further information.).............  | 6999 |  |///| x | 1.
                                                                                                     ___________________

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip
items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.           _____________________
                                                                             |   Number of Loans  |
2.  Report the total number of loans currently outstanding for each of the   |____________________|
    following Schedule RC-C, part I, loan categories:                        | RCON  |/////////// |
    a. "Loans secured by nonfarm nonresidential properties" in domestic      | ////////////////// |
       offices reported in Schedule RC-C, part I, item 1.e, column B.......  | 5562          N/A  | 2.a.
    b. "Commercial and industrial loans to U.S. addressees" in domestic      | ////////////////// |
       offices reported in Schedule RC-C, part I, item 4.a, column B ......  | 5563          N/A  | 2.b.
                                                                             ______________________


                                                                             ___________________________________________
                                                                             |     (Column  A)    |     (Column B)     |
                                                                             |                    |        Amount      |
                                                                             |                    |      Currently     |
                                                                             |   Number of Loans  |     Outstanding    |
                                                                              ____________________ ____________________
                                                 Dollar Amounts in Thousands | RCON  | ///////////| RCON  Bil Mil Thou |
_____________________________________________________________________________ ____________________ ____________________

 3. Number and amount currently outstanding of "Loans secured by nonfarm     | /////////////////////////////////////// |  1.
    nonresidential properties" in domestic offices reported in Schedule RC-C | /////////////////////////////////////// |  1.a.
    part I item 1.e, column B (sum of items 3.a through 3.c must be less     | /////////////////////////////////////// |
    or equal to Schedule RC-C, part I, item 1.e, column B):                  | /////////////////////////////////////// |  1.b
    a. With original amounts of $100,000 or less ........................... | 5564         1,988 | 5565        76,370 |  3.a.
    b. With original amounts of more than $100,000 through $250,000 ........ | 5566         2,805 | 5567       332,639 |  3.b.
    c. With original amounts of more than $250,000 through $1,000,000 ...... | 5568         2,736 | 5569       952,476 |  3.c.
 4. Number and amount currently outstanding of "Commercial and industrial    | /////////////////////////////////////// |
    loans to U.S. addressees" in domestic offices reported in Schedule RC-C, | /////////////////////////////////////// |
    part I, item 4.a, column B (sum of items 4.a through 4.c must be less    | /////////////////////////////////////// |
    than or equal to Schedule RC-C, part I, item 4.a, column B):             | /////////////////////////////////////// |
    a. With original amounts of $100,000 or less ........................... | 5570        11,433 | 5571       337,759 |  4.a.
    b. With original amounts of more than $100,000 through $250,000 ........ | 5572         2,127 | 5573       228,713 |  4.b.
    c. With original amounts of more than $250,000 through $1,000,000 ...... | 5574         1,968 | 5575       601,126 |  4.c.
                                                                             ___________________________________________




                                                                17a

Legal Title of Bank:   FLEET NATIONAL BANK                                            Call Date: 6/30/96  ST-BK: 25-0590 FFIEC 031
Address:               ONE MONARCH PLACE                                                                                Page RC-7b
City, State  Zip:      SPRINGFIELD, MA 01102
FDIC Certificate No.:  |0|2|4|9|9|
                       ___________

Schedule RC-C -- Continued

Part II.  Continued

Agricultural Loans to Small Farms

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item
   1.b, column B, and all or substantially all of the dollar volume of your bank's
   "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts
   of $100,000 or less (If your bank has no loans outstanding in both of these two                          YES        NO
   loan categories, place an "X" in the box marked "NO" and do not complete items 7                 _______________________
   and 8; otherwise, see instructions for further information.)...................................  | 6860 |    | /// | X | 5.
                                                                                                    |_____________________|


If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

                                                                                    ______________________
                                                                                    |   Number of Loans  |
6.  Report the total number of loans currently outstanding for each of the          |____________________|
    following Schedule RC-C, part I, loan categories:                               | RCON |//////////// |
    a. "Loans secured by farmland (including farm residential and other             |______|             |
       improvements)" in domestic offices reported in Schedule RC-C, part I,        | ////////////////// |
       item 1.b, column B........................................................   | 5576           N/A | 6.a.
    b. "Loans to finance agricultural production and other loans to farmers" in     | ////////////////// |
       domestic offices reported in Schedule RC-C, part I, item 3, column B......   | 5577           N/A | 6.b.
                                                                                    |____________________|

                                                                                _____________________________________________
                                                                                |      (Column A)     |     (Column B)       |
                                                                                |                     |       Amount         |
                                                                                |                     |      Currently       |
                                                                                |   Number of Loans   |     Outstanding      |
                                                                                |_____________________|______________________|
                                                Dollar Amounts in Thousands     | RCON  |/////////////| RCON  Bil Mil Thou   |
________________________________________________________________________________| ______|             |_____________________ |
7.  Number and amount currently outstanding of "Loans secured by farmland       | ////////////////////////////////////////// |
    (including farm residential and other improvements)" in domestic offices    | ////////////////////////////////////////// |
    reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a     | ////////////////////////////////////////// |
    through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b,  | ////////////////////////////////////////// |
    column B):                                                                  | ////////////////////////////////////////// |
    a. With original amounts of $100,000 or less............................... | 5578             18 | 5579             292 | 7.a.
    b. With original amounts of more than $100,000 through $250,000............ | 5580              8 | 5581             850 | 7.b.
    c. With original amounts of more than $250,000 through $500,000............ | 5582              4 | 5583           1,030 | 7.c.
8.  Number and amount currently outstanding of "Loans to finance agricultural   | ////////////////////////////////////////// |
    production and other loans to farmers" in domestic offices reported in      | ////////////////////////////////////////// |
    Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c       | ////////////////////////////////////////// |
    must be less than or equal to Schedule RC-C, part I, item 3, column B):     | ////////////////////////////////////////// |
    a. With original amounts of $100,000 or less............................... | 5584             46 | 5585             992 | 8.a.
    b. With original amounts of more than $100,000 through $250,000............ | 5586             17 | 5587           1,877 | 8.b.
    c. With original amounts of more than $250,000 through $500,000............ | 5588              4 | 5589           1,054 | 8.c.
                                                                                |_____________________|______________________|


                                                                17b

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-8
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                  __________
                                                                                                                  | C420    |
                                                                                                  __________________________
                                                                 Dollar Amounts in Thousands      | //////////  Bil Mil Thou|
__________________________________________________________________________________________________| ________________________|
ASSETS                                                                                            | /////////////////////// |
 1. U.S. Treasury securities in domestic offices ................................................ | RCON 3531             0 |  1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude mortgage-     | /////////////////////// |
    backed securities) .......................................................................... | RCON 3532             0 |  2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices ...... | RCON 3533             0 |  3.
 4. Mortgage-backed securities (MBS) in domestic offices:                                         | /////////////////////// |
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ..................... | RCON 3534             0 |  4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA              | /////////////////////// |
       (include CMOs, REMICs, and stripped MBS) ................................................. | RCON 3535             0 |  4.b.
    c. All other mortgage-backed securities ......................................................| RCON 3536             0 |  4.c.
 5. Other debt securities in domestic offices ................................................... | RCON 3537             0 |  5.
 6. Certificates of deposit in domestic offices ................................................. | RCON 3538             0 |  6.
 7. Commercial paper in domestic offices ........................................................ | RCON 3539             0 |  7.
 8. Bankers acceptances in domestic offices ..................................................... | RCON 3540             0 |  8.
 9. Other trading assets in domestic offices .................................................... | RCON 3541             0 |  9.
10. Trading assets in foreign offices ........................................................... | RCFN 3542             0 | 10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity     | /////////////////////// |
    contracts:                                                                                    | /////////////////////// |
    a. In domestic offices ...................................................................... | RCON 3543        66,696 | 11.a.
    b. In foreign offices ....................................................................... | RCFN 3544         4,658 | 11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ........... | RCFD 3545        71,354 | 12.


                                                                                                  ___________________________
                                                                                                  ___________________________
                                                                                                  | /////////  Bil Mil Thou |
LIABILITIES                                                                                       | ________________________|_

13. Liability for short positions ............................................................... | RCFD 3546             0 | 13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity    | /////////////////////// |
    contracts ................................................................................... | RCFD 3547        57,446 | 14.
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ...... | RCFD 3548        57,446 | 15.
                                                                                                  ___________________________

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-9
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                          __________

                                                                                                                |  C425  | -
                                                          ______________________________________________________ ________
                                                          |                                         |   Nontransaction   |
                                                          |          Transaction  Accounts          |      Accounts      |
                                                           _________________________________________ ____________________
                                                          |     (Column A)     |    (Column B)      |     (Column C)     |
                                                          |  Total transaction |    Memo: Total     |        Total       |
                                                          | accounts (including|  demand deposits   |   nontransaction   |
                                                          |    total demand    |   (included in     |      accounts      |
                                                          |      deposits)     |     column A)      |  (including MMDAs) |
                                                           ____________________ ____________________ ____________________
                              Dollar Amounts in Thousands | RCON  Bil Mil Thou | RCON  Bil Mil Thou | RCON  Bil Mil Thou |
__________________________________________________________ ____________________ ____________________ ____________________
Deposits of:                                              | ////////////////// | ////////////////// | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201     8,615,650 | 2240     8,158,203 | 2346    22,594,478 | 1.
2. U.S. Government ...................................... | 2202        58,650 | 2280        58,605 | 2520        42,512 | 2.
3. States and political subdivisions in the U.S. ........ | 2203       818,151 | 2290       706,072 | 2530       702,686 | 3.
4. Commercial banks in the U.S. ......................... | 2206       836,005 | 2310       836,005 | 2550           771 | 4.
5. Other depository institutions in the U.S. ............ | 2207       221,571 | 2312       221,571 | 2349         2,968 | 5.
6. Banks in foreign countries ........................... | 2213        18,445 | 2320        18,445 | 2236             0 | 6.
7. Foreign governments and official institutions          | ////////////////// | ////////////////// | ////////////////// |
   (including foreign central banks) .................... | 2216           108 | 2300           108 | 2377             0 | 7.
8. Certified and official checks ........................ | 2330       198,585 | 2330       198,585 | ////////////////// | 8.
9. Total (sum of items 1 through 8) (sum of               | ////////////////// | ////////////////// | ////////////////// |
   columns A and C must equal Schedule RC,                | ////////////////// | ////////////////// | ////////////////// |
   item 13.a) ........................................... | 2215    10,767,165 | 2210    10,197,594 | 2385    23,343,415 | 9.
                                                          ________________________________________________________________
                                                                                                    ______________________
Memoranda                                                               Dollar Amounts in Thousands | RCON  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ......................... | 6835     2,735,425 | M.1.a.
   b. Total brokered deposits ..................................................................... | 2365     1,636,611 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ........................................... | 2343         2,350 | M.1.c.(1)

      (2) Issued EITHER in denominations of $100,000 OR in denominations greater than $100,000      | ////////////////// |
          and participated out by the broker in shares of $100,000 or less ........................ | 2344     1,634,261 | M.1.c.(2)

   d. MATURITY DATA FOR BROKERED DEPOSITS:                                                          | ////////////////// |
      (1) BROKERED DEPOSITS ISSUED IN DENOMINATIONS OF LESS THAN $100,000 WITH A REMAINING          | ////////////////// |
          MATURITY OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEM 1.c.(1) ABOVE)................. | A243           171 | M.1.d.(1)

      (2) BROKERED DEPOSITS ISSUED IN DENOMINATIONS OF $100,000 OR MORE WITH A REMAINING            | ////////////////// |
          MATURITY OF ONE YEAR OR LESS (INCLUDED IN MEMORANDUM ITEM 1.b ABOVE)..................... | A244       509,265 | M.1.d.(2)

   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law) ... | 5590       457,587 | M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a through 2.d must         | ////////////////// |
   equal item 9, column C above):                                                                   | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ................................................... | 6810    10,738,339 | M.2.a.(1)

      (2) Other savings deposits (excludes MMDAs) ................................................. | 0352     2,655,659 | M.2.a.(2)

   b. Total time deposits of less than $100,000 ................................................... | 6648     7,247,099 | M.2.b.
   c. Time certificates of deposit of $100,000 or more ............................................ | 6645     2,702,318 | M.2.c.
   d. Open-account time deposits of $100,000 or more .............................................. | 6646             0 | M.2.d.
3. All NOW accounts (included in column A above) .................................................. | 2398       569,571 | M.3.
4. Not applicable
                                                                                                    ______________________

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                  Page RC-10
City, State   Zip:    SPRINGFIELD, MA  01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)

_________________________________________________________________________________________________________________________________


                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
5. Maturity and repricing data for time deposits of less than $100,000 (sum of                     | ////////////////// |
   Memorandum items 5.a.(1) through 5.b.(3) must equal Memorandum item 2.b above):(1)              | ////////////////// |
   a. Fixed rate time deposits of less than $100,000 with a remaining maturity of:                 | ////////////////// |
      (1) Three months or less.................................................................... | A225     1,684,248 | M.5.a.(1)
      (2) Over three months through 12 months..................................................... | A226     3,493,722 | M.5.a.(2)
      (3) Over one year........................................................................... | A227     2,002,999 | M.5.a.(3)
   b. Floating rate time deposits of less than $100,000 with a repricing frequency of:             | ////////////////// |
      (1) Quarterly or more frequently............................................................ | A228        66,130 | M.5.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly......................... | A229             0 | M.5.b.(2)
      (3) Less frequently than annually........................................................... | A230             0 | M.5.b.(3)
   c. Floating rate time deposits of less than $100,000 with a remaining maturity of               | ////////////////// |
      one year or less (included in Memorandum items 5.b.(1) through 5.b.(3) above)............... | A231        45,084 | M.5.c.
6. Maturity and repricing data for time deposits of $100,000 or more (i.e., time certificates      | ////////////////// |
   of deposit of $100,000 or more and open-account time deposits of $100,000 or more)              | ////////////////// |
   (sum of Memorandum items 6.a.(1) through 6.b.(4) must equal the sum of Memorandum               | ////////////////// |
   items 2.c and 2.d above):(1)                                                                    | ////////////////// |
   a. Fixed rate time deposits of $100,000 or more with a remaining maturity of:                   | ////////////////// |
      (1) Three months or less ................................................................... | A232       534,657 | M.6.a.(1)
      (2) Over three months through 12 months .................................................... | A233       754,429 | M.6.a.(2)
      (3) Over one year through five years ....................................................... | A234     1,282,541 | M.6.a.(3)
      (4) Over five years ........................................................................ | A235        36,761 | M.6.a.(4)
   b. Floating rate time deposits of $100,000 or more with a repricing frequency of:               | ////////////////// |
      (1) Quarterly or more frequently ........................................................... | A236        31,182 | M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly ........................ | A237        37,950 | M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually ................. | A238        24,798 | M.6.b.(3)
      (4) Less frequently than every five years .................................................. | A239             0 | M.6.b.(4)
   c. Floating rate time deposits of $100,000 or more with a remaining maturity of                 | ////////////////// |
      one year or less (included in Memorandum items 6.b.(1) through 6.b.(4) above)............... | A240        19,186 | M.6.c.
                                                                                                   ______________________

_______________
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  FLEET NATIONAL BANK                                             Call Date:  6/30/96  ST-BK: 25-0590  FFIEC 031

Address:              ONE MONARCH PLACE                                                                                   Page RC-11

City, State   Zip:    SPRINGFIELD, MA  01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                   ______________________
                                                                       Dollar Amounts in Thousands | RCFN  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
Deposits of:                                                                                       | ////////////////// |
1. Individuals, partnerships, and corporations ................................................... | 2621     1,730,162 | 1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ................................ | 2623             0 | 2.
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs).... | 2625             0 | 3.
4. Foreign governments and official institutions (including foreign central banks) ............... | 2650             0 | 4.
5. Certified and official checks ................................................................. | 2330             0 | 5.
6. All other deposits ............................................................................ | 2668        15,501 | 6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) .......................... | 2200     1,745,663 | 7.

Memorandum
                                                                       Dollar Amounts in Thousands |RCFN   Bil Mil Thou |
________________________________________________________________________________________________________________________
1. Time deposits with a remaining maturity of one year or less (included in Part II, item 7 above) |A245      1,745,263 | M.1.
                                                                                                   ______________________

Schedule RC-F--Other Assets

                                                                                                                   __________
                                                                                                                   |  C430  | -
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Income earned, not collected on loans ........................................................ | RCFD 2164       167,538 | 1.
2. Net deferred tax assets(1) ................................................................... | RCFD 2148             0 | 2.
3. Excess residential mortgage servicing fees receivable ........................................ | RCFD 5371       134,288 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item)............................. | RCFD 2168     3,676,812 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3549 | Mortgages held for Resale                          | RCFD 3549 |    1,858,683 | /////////////////////// | 4.a.
      _________________________________________________________________|           |              |                         |
       ___________
   b. | TEXT 3550 |____________________________________________________| RCFD 3550 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3551 |____________________________________________________| RCFD 3551 |              | /////////////////////// | 4.c.
      _____________
                                                                       ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | RCFD 2160     3,978,638 | 5.
                                                                                                  ___________________________

Memorandum                                                                                        ___________________________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | RCFD 5610             0 | M.1.
                                                                                                  ___________________________

Schedule RC-G--Other Liabilities

                                                                                                                   __________
                                                                                                                   |  C435  | -
                                                                                                  _________________ ________
                                                                      Dollar Amounts in Thousands | ////////// Bil Mil Thou |
__________________________________________________________________________________________________ _________________________
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ............................ | RCON 3645        58,011 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | RCFD 3646       594,954 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | RCFD 3049       119,644 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | RCFD 3000             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item)............................. | RCFD 2938       478,843 | 4.
      _____________                                                    ___________________________
   a. | TEXT 3552 |____________________________________________________| RCFD 3552 |              | /////////////////////// | 4.a.
       ___________
   b. | TEXT 3553 |____________________________________________________| RCFD 3553 |              | /////////////////////// | 4.b.
       ___________
   c. | TEXT 3554 |____________________________________________________| RCFD 3554 |              | /////////////////////// | 4.c.
      _____________
                                                                       ___________________________
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | RCFD 2930     1,251,452 | 5.

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-12

City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                                 __________
                                                                                                                 |  C440  | -
                                                                                                     ____________ ________
                                                                                                     |  Domestic Offices  |
                                                                                                      ____________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
1. Customers' liability to this bank on acceptances outstanding .................................... | 2155        16,634 |  1.
2. Bank's liability on acceptances executed and outstanding ........................................ | 2920        16,634 |  2.
3. Federal funds sold and securities purchased under agreements to resell .......................... | 1350        17,428 |  3.
4. Federal funds purchased and securities sold under agreements to repurchase ...................... | 2800     4,868,836 |  4.
5. Other borrowed money ............................................................................ | 3190     1,380,694 |  5.
   EITHER                                                                                            | ////////////////// |
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs ..................... | 2163           N/A |  6.
   OR                                                                                                | ////////////////// |
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs ....................... | 2941     1,669,058 |  7.
                                                                                                     | ////////////////// |
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs) . | 2192    48,946,123 |  8.
                                                                                                     | ////////////////// |
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)| 3129    42,919,946 |  9.
                                                                                                     ______________________

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                                     ______________________
                                                                                                     | RCON  Bil Mil Thou |
                                                                                                      ____________________
10. U.S. Treasury securities ....................................................................... | 1779     1,252,796 | 10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed                      | ////////////////// |
    securities) .................................................................................... | 1785           505 | 11.
12. Securities issued by states and political subdivisions in the U.S. ............................. | 1786       159,244 | 12.
13. Mortgage-backed securities (MBS):                                                                | ////////////////// |
    a. Pass-through securities:                                                                      | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1787     5,684,860 | 13.a.(1)

       (2) Other pass-through securities ........................................................... | 1869             4 | 13.a.(2)

    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):                    | ////////////////// |
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................ | 1877             0 | 13.b.(1)

       (2) All other mortgage-backed securities..................................................... | 2253           518 | 13.b.(2)

14. Other domestic debt securities ................................................................. | 3159           812 | 14.
15. Foreign debt securities ........................................................................ | 3160        97,035 | 15.
16. Equity securities:                                                                               | ////////////////// |
    a. Investments in mutual funds ................................................................. | 3161             0 | 16.a.
    b. Other equity securities with readily determinable fair values ............................... | 3162             0 | 16.b.
    c. All other equity securities ................................................................. | 3169       311,734 | 16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16) .......... | 3170     7,507,508 | 17.
                                                                                                     ______________________


Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                                                     ______________________
                                                                         Dollar Amounts in Thousands | RCON  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
   EITHER                                                                                            | ////////////////// |
1. Net due from the IBF of the domestic offices of the reporting bank .............................. | 3051             0 | M.1.
   OR                                                                                                | ////////////////// |
2. Net due to the IBF of the domestic offices of the reporting bank ................................ | 3059           N/A | M.2.
                                                                                                     ______________________


Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-13

City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________


Schedule RC-I--Selected Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                                __________
                                                                                                                 |  C445  | -
                                                                                                     ____________ ________
                                                                       Dollar Amounts in Thousands   | RCFN  Bil Mil Thou |
_____________________________________________________________________________________________________ ____________________
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) .................  | 2133             0 | 1.
 2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part I, item 12,    | ////////////////// |
    column A) .....................................................................................  | 2076             0 | 2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I, item 4, column A) ....  | 2077             0 | 3.
 4. Total IBF liabilities (component of Schedule RC, item 21) .....................................  | 2898             0 | 4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,          | ////////////////// |
    part II, items 2 and 3) .......................................................................  | 2379             0 | 5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6) .....  | 2381             0 | 6.
                                                                                                     ______________________

Schedule RC-K--Quarterly Averages (1)

                                                                                                                __________
                                                                                                                |  C455  |  -
                                                                                               _________________ ________
                                                                 Dollar Amounts in Thousands   | /////////  Bil Mil Thou |
_______________________________________________________________________________________________ _________________________
ASSETS                                                                                         | /////////////////////// |
 1. Interest-bearing balances due from depository institutions ..............................  | RCFD 3381        10,737 |  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation obligations(2) ......  | RCFD 3382     6,349,267 |  2.
 3. Securities issued by states and political subdivisions in the U.S.(2) ...................  | RCFD 3383       155,938 |  3.
 4. a. Other debt securities(2) .............................................................  | RCFD 3647        98,458 |  4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal Reserve stock).  | RCFD 3648       347,675 |  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in domestic         | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............  | RCFD 3365       812,114 |  5.
 6. Loans:                                                                                     | /////////////////////      // |
    a. Loans in domestic offices:                                                              | /////////////////////// |
       (1) Total loans ......................................................................  | RCON 3360    31,884,320 |  6.a.(1)
       (2) Loans secured by real estate .....................................................  | RCON 3385    14,940,513 |  6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers ..............  | RCON 3386         5,935 |  6.a.(3)
       (4) Commercial and industrial loans ..................................................  | RCON 3387    12,923,362 |  6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures ......  | RCON 3388     2,224,980 |  6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ............  | RCFN 3360        70,458 |  6.b.
 7. Trading assets ..........................................................................  | RCFD 3401       105,824 |  7.
 8. Lease financing receivables (net of unearned income) ....................................  | RCFD 3484     2,231,479 |  8.
 9. Total assets (4) ........................................................................  | RCFD 3368    52,282,230 |  9.
LIABILITIES                                                                                    | /////////////////////// |
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,     | /////////////////////// |
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ............  | RCON 3485       965,535 | 10.
11. Nontransaction accounts in domestic offices:                                               | /////////////////////// |
    a. Money market deposit accounts (MMDAs) ................................................  | RCON 3486     9,210,475 | 11.a.
    b. Other savings deposits ...............................................................  | RCON 3487     3,907,216 | 11.b.
    c. Time certificates of deposit of $100,000 or more .....................................  | RCON 3345     2,653,452 | 11.c.
    d. All other time deposits ..............................................................  | RCON 3469     7,513,443 | 11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs..  | RCFN 3404     1,765,593 | 12.
13. Federal funds purchased and securities sold under agreements to repurchase in domestic     | /////////////////////// |
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs .............  | RCFD 3353     6,363,286 | 13.
14. Other borrowed money ....................................................................  | RCFD 3355     2,670,145 | 14.
                                                                                               ___________________________

_______________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or
    (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                  Page RC-14
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                __________
                                                                                                                |  C460  |  -
                                                                                                    ____________ ________
                                                                        Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
____________________________________________________________________________________________________ ____________________
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814     1,637,875 |  1.a.
    b. Credit card lines .......................................................................... | 3815        32,940 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816       648,369 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550       383,022 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818    18,626,522 |  1.e.
 2. Financial standby letters of credit and foreign office guarantees ............................. | 3819     2,337,268 |  2.
                                                                         ___________________________
    a. Amount of financial standby letters of credit conveyed to others  | RCFD 3820 |      158,029 | ////////////////// |  2.a.
                                                                         ___________________________
 3. Performance standby letters of credit and foreign office guarantees ........................... | 3821       175,703 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ___________________________
       others .......................................................... | RCFD 3822 |       12,580 | ////////////////// |  3.a.
                                                                         ___________________________
 4. Commercial and similar letters of credit ...................................................... | 3411       176,335 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428        16,524 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429         7,409 |  6.
 7. Securities borrowed ........................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433             0 |  8.
 9. Loans transferred (i.e., sold or swapped) with recourse that have been treated as sold for      | ////////////////// |
    Call Report purposes:                                                                           | ////////////////// |
    a. FNMA and FHLMC residential mortgage loan pools:                                              | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3650       246,244 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3651       246,244 |  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:               | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3652        33,550 |  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3653        33,550 |  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                 | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | 3654             0 |  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | 3655             0 |  9.c.(2)
    d. Small business obligations transferred with recourse under Section 208 of the                | ////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                         | ////////////////// |
       (1) Outstanding principal balance of small business obligations transferred                  | ////////////////// |
           as of the report date................................................................... | A249             0 | 9.d.(1)
       (2) Amount of retained recourse on these obligations as of the report date.................. | A250             0 | 9.d.(2)
10. When-issued securities:                                                                         | ////////////////// |
    a. Gross commitments to purchase .............................................................. | 3434             0 | 10.a.
    b. Gross commitments to sell .................................................................. | 3435             0 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765       622,366 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
    a. | TEXT 3555 |______________________________________________________| RCFD 3555 |             | ////////////////// | 12.a.

    b. | TEXT 3556 |______________________________________________________| RCFD 3556 |             | ////////////////// | 12.b.
        ___________
    c. | TEXT 3557 |______________________________________________________| RCFD 3557 |             | ////////////////// | 12.c.
       _____________
    d. | TEXT 3558 |______________________________________________________| RCFD 3558 |             | ////////////////// | 12.d.
       _____________                                                       _______________________________________________


                                                      Dollar Amounts in Thousands                     RCFD  Bil Mil Thou
_________________________________________________________________________________________________________________________
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC,item 28,"Total equity capital")    | 5591             0 | 13.

       _____________                                                      __________________________
    a. | TEXT 5592 |______________________________________________________| RCFD 5592 |             | ////////////////// | 13.a.
        ___________
    b. | TEXT 5593 |______________________________________________________| RCFD 5593 |             | ////////////////// | 13.b.
        ___________
    c. | TEXT 5594 |______________________________________________________| RCFD 5594 |             | ////////////////// | 13.c.
       _____________
    d. | TEXT 5595 |______________________________________________________| RCFD 5595 |             | ////////////////// | 13.d.
       _____________
                                                                          ________________________________________________


  Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590 FFIEC 031

  Address:              ONE MONARCH PLACE                                                                                 Page RC-15

  City, State   Zip:    SPRINGFIELD, MA 01102
  FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-L -- Continued

                                                                                                              _____________
                                                                                                              |    C461   | -
                                        _________________________________________ ____________________________|___________|
                                       |     (Column A)    |     (Column B)     |     (Column C)     |     (Column D)     |
                                       |   Interest Rate   |   Foreign Exchange | Equity Derivative  | Commodity and other|
                                       |     Contracts     |     Contracts      |    Contracts       |     Contracts      |
                                       |___________________|____________________|____________________|____________________|
          Dollar Amounts in Thousands  |Tril Bil Mil Thou  | Tril Bil Mil Thou  | Tril Bil Mil Thou  | Tril Bil Mil Thou  |
   _______________________________________________________________________________________________________________________|
   |  Off-balance Sheet Derivatives    | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
   |      Position Indicators          | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
   ____________________________________| ///////////////// | ////////////////// | ////////////////// | ////////////////// |
14. Gross amounts (e.g., notional      | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    amounts) (for each column, sum of  | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    items 14.a through 14.e must equal | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    sum of items 15, 16.a, and 16.b):  |___________________|____________________|___________________ |____________________|
   a. Futures contracts .............  |         1,229,392 |                  0 |                  0 |             36,486 | 14.a.
                                       |___________________|____________________|____________________|____________________|
                                       |     RCFD 8693     |      RCFD 8694     |       RCFD 8695    |    RCFD 8696       |
                                       |___________________|____________________|____________________|____________________|
   b. Forward contracts .............  |         2,576,500 |          1,931,682 |                  0 |             21,832 | 14.b.
                                       |___________________|____________________|____________________|____________________|
                                       |     RCFD 8697     |      RCFD 8698     |       RCFD 8699    |    RCFD 8700       |
                                       |___________________|____________________|____________________|____________________|
   c. Exchange-traded option contracts:| ///////////////// | ////////////////// | ////////////////// | ////////////////// |
                                       |___________________|____________________|____________________|____________________|
       (1) Written options ..........  |                 0 |                  0 |                  0 |                  0 | 14.c.(1)

                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 8701    |      RCFD 8702     |       RCFD 8703    |    RCFD 8704       |
                                       |___________________|____________________|____________________|____________________|
       (2) Purchased options ........  |           450,000 |                  0 |                  0 |              2,206 | 14.c.(2)

                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 8705    |      RCFD 8706     |       RCFD 8707    |    RCFD 8708       |
                                       |___________________|____________________|____________________|____________________|
d. Over-the-counter option contracts:  | //////////////////| /////////////////  | /////////////////  | ////////////////   |
       (1) Written options ..........  |         1,324,980 |              3,887 |                  0 |                  0 | 14.d.(1)

                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 8709    |      RCFD 8710     |      RCFD 8711     |    RCFD 8712       |
                                       |___________________|____________________|____________________|____________________|
       (2) Purchased options ........  |        10,131,934 |              3,887 |                  0 |                  0 | 14.d.(2)

                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 8713    |      RCFD 8714     |      RCFD 8715     |    RCFD 8716       |
                                       |___________________|____________________|____________________|____________________|
e. Swaps ............................  |        19,502,262 |                  0 |                  0 |                  0 | 14.e.
                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 3450    |      RCFD 3826     |      RCFD 8719     |    RCFD 8720       |
                                       |___________________|____________________|____________________|____________________|
15. Total gross notional amount of     | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts held for      | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    trading .........................  |         3,386,305 |          1,939,456 |                  0 |              2,206 | 15.
                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD A126    |      RFD A127      |      RCFD 8723     |    RCFD 8724       |
                                       |___________________|____________________|____________________|____________________|
16. Total gross notional amount of     | ///////////////// |  ////////////////  | /////////////////  | ////////////////// |
    derivative contracts held for      | ///////////////// | /////////////////  | /////////////////  | ////////////////// |
    purposes other than trading:       | ///////////////// | /////////////////  | /////////////////  | ////////////////// |
                                       |___________________|____________________|____________________|____________________|
    a. Contracts marked to market ...  |         4,202,500 |                 0  |                  0 |             36,486 | 16.a.
                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 8725    |     RCFD 8726      |      RCF 8727      |     RCFD 8728      |
                                       |___________________|____________________|____________________|____________________|
    b. Contracts not marked to market  |        27,626,263 |                 0  |                  0 |             21,832 | 16.b.
                                       |___________________|____________________|____________________|____________________|
                                       |      RCFD 8729    |     RCFD 8730      |      RFD 8731      |     RCFD 8732      |
                                       |___________________|____________________|____________________|____________________|

  Legal Title of Bank:  FLEET NATIONAL BANK                                          Call Date:  06/30/96  ST-BK: 25-0590 FFIEC 031
  Address:              ONE MONARCH PLACE                                                                                Page RC-16
  City, State   Zip:    SPRINGFIELD, MA 01102
  FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-L -- Continued

                                       _________________________________________ _________________________________________
                                      |     (Column A)    |     (Column B)     |     (Column C)     |     (Column D)     |
          Dollar Amounts in Thousands |   Interest Rate   |   Foreign Exchange | Equity Derivative  | Commodity and other|
   ___________________________________|     Contracts     |     Contracts      |    Contracts       |     Contracts      |
   |  Off-balance Sheet Derivatives   |___________________|____________________|____________________|____________________|
   |      Position Indicators         |RCFD Bil Mil Thou  | RCFD Bil Mil Thou  | RCFD Bil Mil Thou  | RCFD Bil Mil Thou  |
   |_____________________________________________________________________________________________________________________|
17. Gross fair values of              | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    derivative contracts:             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
    a. Contracts held for             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading:                       | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8733       29,782 | 8734       41,523  | 8735             0 | 8736            58 | 17.a.(1)
       (2) Gross negative             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8737       20,932 | 8738       36,511  | 8739             0 | 8740             0 | 17.a.(2)
    b. Contracts held for             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than            | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are marked        | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       to market:                     | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8741          524 | 8742             0 | 8743             0 | 8744         1,452 | 17.b.(1)
       (2) Gross negative             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8745        2,834 | 8746             0 | 8747             0 | 8748             0 | 17.b.(2)
    c. Contracts held for             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       purposes other than            | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       trading that are not           | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       marked to market:              | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       (1) Gross positive             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
        fair value .................. | 8749       64,085 | 8750             0 | 8751             0 | 8752           100 | 17.c.(1)
       (2) Gross negative             | ///////////////// | ////////////////// | ////////////////// | ////////////////// |
       fair value ................... | 8753      111,703 | 8754             0 | 8755             0 | 8756             0 | 17.c.(2)
                                      |__________________________________________________________________________________|

                                                                                                    ______________________
Memoranda                                                              Dollar Amounts in Thousands  | RCFD  Bil Mil Thou |
_________________________________________________________________________________________________________________________
1. -2. Not applicable                                                                               | ////////////////// |
3. Unused commitments with an original maturity exceeding one year that are reported in             | ////////////////// |
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments      | ////////////////// |
   that are fee paid or otherwise legally binding) ................................................ | 3833    16,829,602 | M.3.
   a. Participations in commitments with an original maturity                                       | ////////////////// |
      exceeding one year conveyed to others ................................|RCFD 3834  | 1,310,691 | ////////////////// | M.3.a.
                                                                            ________________________
4. To be completed only by banks with $1 billion or more in total assets:                           | ////////////////// |
   Standby letters of credit and foreign office guarantees (both financial and performance) issued  | ////////////////// |
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .............. | 3377       341,139 | M.4.
5. Installment loans to individuals for household, family, and other personal expenditures that     | ////////////////// |
   have been securitized and sold without recourse (with servicing retained), amounts outstanding   | ////////////////// |
   by type of loan:                                                                                 | ////////////////// |
   a. Loans to purchase private passenger automobiles (to be completed for the                      | ////////////////// |
      September report only)....................................................................... | 2741           N/A | M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)................................... | 2742             0 | M.5.b.
   c. All other consumer installment credit (including mobile home loans)(to be completed for the   | ////////////////// |
      September report only........................................................................ | 2743           N/A | M.5.c
                                                                                                    |____________________|

Legal Title of Bank:  FLEET NATIONAL BANK                                       Call Date: 06/30/96 ST-BK: 25-0590 FFIEC 031
Address:              ONE MONARCH PLACE                                                                           Page RC-17
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|

                                                                                                                _____________
                                                                                                                |  C465     |
                                                                                                       _________|___________|
 Schedule RC-M--Memoranda                                                                              |                    |
                                                                         Dollar Amounts in Thousands   | RCFD Bil Mil Thou  |
 ______________________________________________________________________________________________________|____________________|
1.  Extensions of credit by the reporting bank to its executive officers, directors, principal        | ////////////////// |
    shareholders, and their related interests as of the report date:                                  | ////////////////// |
    a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   | ////////////////// |
       shareholders and their related interests ..................................................... | 6164       605,294 | 1.a.
    b. Number of executive officers, directors, and principal shareholders to whom the amount of all  | ////////////////// |
       extensions of credit by the reporting bank (including extensions of credit to                  | ////////////////// |
       related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number | ////////////////// |
                                                                           ___________________________| ////////////////// |
       of total capital as defined for this purpose in agency regulations. | RCFD 6165 |           24 | ////////////////// |
                                                                           ___________________________| ////////////////// | 1.b.
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches          | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b) .................... | 3405             0 | 2.
3. Not applicable.                                                                                    | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others         | ////////////////// |
   (include both retained servicing and purchased servicing):                                         | ////////////////// |
   a. Mortgages serviced under a GNMA contract ...................................................... | 5500    28,855,729 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                      | ////////////////// |
      (1) Serviced with recourse to servicer ........................................................ | 5501        55,604 | 4.b.(1)

      (2) Serviced without recourse to servicer ..................................................... | 5502    32,340,522 | 4.b.(2)

   c. Mortgages serviced under a FNMA contract:                                                       | ////////////////// |
      (1) Serviced under a regular option contract .................................................. | 5503       190,640 | 4.c.(1)

      (2) Serviced under a special option contract .................................................. | 5504    38,282,672 | 4.c.(2)

   d. Mortgages serviced under other servicing contracts ............................................ | 5505     8,508,320 | 4.d.
5. To be completed only by banks with $1 billion or more in total assets:                             | ////////////////// |
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must        | ////////////////// |
   equal Schedule RC, item 9):                                                                        | ////////////////// |
   a. U.S. addressees (domicile) .................................................................... | 2103        16,297 | 5.a.
   b. Non-U.S. addressees (domicile) ................................................................ | 2104           337 | 5.b.
6. Intangible assets:                                                                                 | ////////////////// |
  a. Mortgage servicing rights .....................................................................  | 3164     1,483,959 | 6.a.
  b. Other identifiable intangible assets:                                                            | ////////////////// |
     (1) Purchased credit card relationships .......................................................  | 5506             0 | 6.b.(1)

     (2) All other identifiable intangible assets ..................................................  | 5507       126,463 | 6.b.(2)

   c. Goodwill ...................................................................................... | 3163       672,992 | 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10) ........................ | 2143     2,283,414 | 6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered or    | ////////////////// |
      are otherwise qualifying for regulatory capital purposes ...................................... | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to                | ////////////////// |
   redeem the debt ...................................................................................| 3295        75,000 | 7.
                                                                                                      ______________________

- ------------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  FLEET NATIONAL BANK                                  Call Date:  06/30/96 ST-BK: 25-0590 FFIEC 031
Address:              ONE MONARCH PLACE                                                                       Page RC-18
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|

Schedule RC-M--Continued

                                                                                              ________________________
                                                           Dollar Amounts in Thousands        |           Bil Mil Thou|
_____________________________________________________________________________________________ |_______________________|
 8. a. Other real estate owned:                                                              | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5372             0 |  8.a.(1)
       (2) All other real estate owned:                                                      | /////////////////////// |
           (a) Construction and land development in domestic offices ....................... | RCON 5508         4,537 |  8.a.(2)(a)

           (b) Farmland in domestic offices ................................................ | RCON 5509             0 |  8.a.(2)(b)

           (c) 1-4 family residential properties in domestic offices ....................... | RCON 5510         8,067 |  8.a.(2)(c)

           (d) Multifamily (5 or more) residential properties in domestic offices .......... | RCON 5511           740 |  8.a.(2)(d)

           (e) Nonfarm nonresidential properties in domestic offices ....................... | RCON 5512        21,202 |  8.a.(2)(e)

           (f) In foreign offices .......................................................... | RCFN 5513             0 |  8.a.(2)(f)

       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ....... | RCFD 2150        34,546 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                  | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ......................... | RCFD 5374             0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ... | RCFD 5375             0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ....... | RCFD 2130             0 |  8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies ................ | RCFD 5376             0 |  8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,     | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ............................... | RCFD 3778       125,000 |  9.
10. Mutual fund and annuity sales in domestic offices during the quarter (include            | /////////////////////// |
    proprietary, private label, and third party products):                                   | /////////////////////// |
    a. Money market funds .................................................................. | RCON 6441        55,245 | 10.a.
    b. Equity securities funds ............................................................. | RCON 8427       108,359 | 10.b.
    c. Debt securities funds ............................................................... | RCON 8428        13,250 | 10.c.
    d. Other mutual funds .................................................................. | RCON 8429             0 | 10.d.
    e. Annuities ........................................................................... | RCON 8430       102,292 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through       | /////////////////////// |
    10.e. above) ........................................................................... | RCON 8784       150,100 | 10.f.
                                                                                              _________________________
_________________________________________________________________________________________________________________________________
|                                                                                                                               |
                                                                                                  ______________________
|Memorandum                                                           Dollar Amounts in Thousands | RCFD  Bil Mil Thou |        |
 _________________________________________________________________________________________________ ____________________
|1. Interbank holdings of capital instruments (to be completed for the December report only):     | ////////////////// |        |
|   a. Reciprocal holdings of banking organizations' capital instruments ........................ | 3836           N/A | M.1.a. |
|   b. Nonreciprocal holdings of banking organizations' capital instruments ..................... | 3837           N/A | M.1.b. |
                                                                                                  ______________________
|                                                                                                                               |
_________________________________________________________________________________________________________________________________

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                  Page RC-19
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets

The FFIEC regards the information reported in                                                               __________
all of Memorandum item 1, in items 1 through 10,                                                            |  C470  | -
column A, and in Memorandum items 2 through 4,        ______________________________________________________ ________
column A, as confidential.                            |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
                                                      |      accruing      |     accruing       |                    |
                                                       ____________________ ____________________ ____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Loans secured by real estate:                     | ////////////////// | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1245               | 1246        71,390 | 1247       223,962 |  1.a.
    b. To non-U.S. addressees (domicile) ............ | 1248               | 1249             0 | 1250             0 |  1.b.
 2. Loans to depository institutions and              | /////              | ////////////////// | ////////////////// |
    acceptances of other banks:                       | /////              | ////////////////// | ////////////////// |
    a. To U.S. banks and other U.S. depository        | /////              | ////////////////// | ////////////////// |
       institutions ................................. | 5377               | 5378             0 | 5379             0 |  2.a.
    b. To foreign banks ............................. | 5380               | 5381             0 | 5382             0 |  2.b.
 3. Loans to finance agricultural production and      | /////              | ////////////////// | ////////////////// |
    other loans to farmers .......................... | 1594               | 1597           385 | 1583           531 |  3.
 4. Commercial and industrial loans:                  | /////              | ////////////////// | ////////////////// |
    a. To U.S. addressees (domicile) ................ | 1251               | 1252        11,945 | 1253       108,334 |  4.a.
    b. To non-U.S. addressees (domicile) ............ | 1254               | 1255             0 | 1256             0 |  4.b.
 5. Loans to individuals for household, family, and   | /////              | ////////////////// | ////////////////// |
    other personal expenditures:                      | /////              | ////////////////// | /////////////////  |
    a. Credit cards and related plans ............... | 5383               | 5384         1,187 | 5385           669 |  5.a.
    b. Other (includes single payment, installment,   | /////              | ////////////////// | ////////////////// |
       and all student loans) ....................... | 5386               | 5387        22,600 | 5388         8,465 |  5.b.
 6. Loans to foreign governments and official         | /////              | ////////////////// | ////////////////// |
    institutions .................................... | 5389               | 5390             0 | 5391             0 |  6.
 7. All other loans ................................. | 5459               | 5460        14,909 | 5461         1,919 |  7.
 8. Lease financing receivables:                      | /////              | ////////////////// | ////////////////// |
    a. Of U.S. addressees (domicile) ................ | 1257               | 1258            95 | 1259         6,544 |  8.a.
    b. Of non-U.S. addressees (domicile) ............ | 1271               | 1272             0 | 1791             0 |  8.b.
 9. Debt securities and other assets (exclude other   | /////              | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets) . | 3505               | 3506             0 | 3507        85,778 |  9.
                                                      ________________________________________________________________
===============================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                      ________________________________________________________________
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________ ____________________
10. Loans and leases reported in items 1              |                    |                    |                    |
    through 8 above which are wholly or partially     | /////              | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612               | 5613        18,447 | 5614        21,415 | 10.
    a. Guaranteed portion of loans and leases         | /////              | ////////////////// | ////////////////// |
       included in item 10 above .................... | 5615               | 5616        18,250 | 5617        16,952 | 10.a.
                                                      ________________________________________________________________

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                  Page RC-20
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-N--Continued

                                                                                                            __________
                                                                                                            |  C473  | -
                                                      ______________________________________________________ ________
                                                      |     (Column A)     |    (Column B)      |    (Column C)      |
                                                      |      Past due      |    Past due 90     |    Nonaccrual      |
                                                      |   30 through 89    |    days or more    |                    |
                                                      |   days and still   |     and still      |                    |
Memoranda                                             |      accruing      |     accruing       |                    |
                                                       ____________________ ____________________ ____________________
                          Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________ ____________________ ____________________ ____________________
 1. Restructured loans and leases included in         | /////              | /////////////////// | ///////////////// |
    Schedule RC-N, items 1 through 8, above (and not  | /////              | ////                |                   |
    reported in Schedule RC-C, part I, Memorandum     | /////              | ////                |                   |
    item 2) ......................................... | 1658               | 1659                |                   | M.1.
 2. Loans to finance commercial real estate,          | /////              | ////                |                   |
    construction, and land development activities     | /////              | ////                |                   |
    (not secured by real estate) included in          | /////              | /////////////////// | ///////////////// |
    Schedule RC-N, items 4 and 7, above ............. | 6558               | 6559            826 | 6560        7,043 | M.2.
                                                      |____________________|____________________ |___________________
 3. Loans secured by real estate in domestic offices  | RCON               | RCON   Bil Mil Thou | RCON  Bil Mil Thou|
                                                      |___________________ |____________________ ____________________
    (included in Schedule RC-N, item 1, above):       | /////              | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 2759               | 2769         1,100 | 3492        26,422 | M.3.a.
    b. Secured by farmland .......................... | 3493               | 3494           161 | 3495             0 | M.3.b.
    c. Secured by 1-4 family residential properties:  | /////              | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | /////              | ////////////////// | ////////////////// |
           1-4 family residential properties and      | /////              | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5398               | 5399         5,114 | 5400        17,374 | M.3.c.(1)
       (2) All other loans secured by 1-4 family      | /////              | ////////////////// | ////////////////// |
           residential properties ................... | 5401               | 5402        58,079 | 5403        75,430 | M.3.c.(2)
    d. Secured by multifamily (5 or more)             | /////              | ////////////////// | ////////////////// |
       residential properties ....................... | 3499               | 3500           521 | 3501        12,491 | M.3.d.
    e. Secured by nonfarm nonresidential properties . | 3502               | 3503         6,415 | 3504        92,245 | M.3.e.
                                                      ________________________________________________________________
                                                      ___________________________________________
                                                      |     (Column A)     |    (Column B)      |
                                                      |    Past due 30     |    Past due 90     |
                                                      |  through 89 days   |    days or more    |
                                                       ____________________ ____________________
                                                      | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                       ____________________ ____________________
 4. Interest rate, foreign exchange rate, and other   | /////              | ////////////////// |
    commodity and equity contracts:                   | /////              | ////////////////// |
    a. Book value of amounts carried as assets ...... | 3522               | 3528             0 | M.4.a.
    b. Replacement cost of contracts with a           | /////              | ////////////////// |
       positive replacement cost .................... | 3529               | 3530             0 | M.4.b.
                                                      ___________________________________________

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                  Page RC-21
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

                                                                                                   ______________________
Schedule RC-O--Other Data for Deposit Insurance Assessments                                        |       C475         |
                                                                                                   |____________________|
                                                                      Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
___________________________________________________________________________________________________ ____________________
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           216 |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031           N/A |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032           N/A |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           216 |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512           N/A |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514           N/A |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits in domestic offices) ................................................................ | 3520       101,763 |  3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in           | ////////////////// |
    Puerto Rico and U.S. territories and possessions (not included in total deposits):             | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211       206,111 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351        20,089 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             8 |  4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:              | ////////////////// |
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................. | 2229             0 |  5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ..... | 2383             0 |  5.b.
    c. Interest accrued and unpaid on deposits in insured branches                                 | ////////////////// |
       (included in Schedule RC-G, item 1.b) ..................................................... | 5515             0 |  5.c.
                                                                                                   ______________________
                                                                                                   ______________________
 Item 6 is not applicable to state nonmember banks that have not been authorized by the            | ////////////////// |
 Federal Reserve to act as pass-through correspondents.                                            | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B)..... | 2314             0 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,        | ////////////////// |
       item 4 or 5, column A or C, but not column B).............................................. | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1)                            | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516           769 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
                                                                                                   ______________________

_______________________________________________________________________________________________________________________________
|                                                                                                                             |
|8.  To be completed by banks with "Oakar deposits."                                                                          |
                                                                                                   ______________________
|    Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)(3) of  | ////////////////// |     |
|    the Federal Deposit Insurance Act (from most recent FDIC Oakar Transaction Worksheet(s)) .... | 5518     2,188,589 |  8. |
                                                                                                   ______________________
|                                                                                                                             |
_______________________________________________________________________________________________________________________________
                                                                                                   ______________________
 9. Deposits in lifeline accounts ................................................................ | 5596 ///////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total            | ////////////////// |
    deposits in domestic offices) ................................................................ | 8432             0 | 10.
                                                                                                   ______________________

______________
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  FLEET NATIONAL BANK                                           Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031
Address:              ONE MONARCH PLACE                                                                                   Page RC-22

City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-O--Continued

                                                                     Dollar Amounts in Thousands  | RCON  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
11. Adjustments to demand deposits in domestic offices reported in Schedule RC-E for              | ////////////////// |
    certain reciprocal demand balances:                                                           | ////////////////// |
a.  Amount by which demand deposits would be reduced if reciprocal demand balances                | ////////////////// |
    between the reporting bank and savings associations were reported on a net basis              | ////////////////// |
    rather than a gross basis in Schedule RC-E .................................................. | 8785             0 | 11.a.
b.  Amount by which demand deposits would be increased if reciprocal demand balances              | ////////////////// |
    between the reporting bank and U.S. branches and agencies of foreign banks were               | ////////////////// |
    reported on a gross basis rather than a net basis in Schedule RC-E .......................... | A181             0 | 11.b.
c.  Amount by which demand deposits would be reduced if cash items in process of                  | ////////////////// |
    collection were included in the calculation of net reciprocal demand balances between         | ////////////////// |
    the reporting bank and the domestic offices of U.S. banks and savings associations            | ////////////////// |
    in Schedule RC-E ............................................................................ | A182             0 | 11.c.
                                                                                                   ____________________

Memoranda (to be completed each quarter except as noted)             Dollar Amounts in Thousands   | RCON  Bil Mil Thou |
_____________________________________________________________________   ___________________________|____________________|
1.  Total deposits in domestic offices of the bank (sum of Memorandum it   ems 1.a. (1) and        | ////////////////// |
    1.b.(1) must equal Schedule RC, item 13.a):                                                    | ////////////////// |
    a.  Deposits accounts of $100,000 or less:                                                     | ////////////////// |
        (1) amount of deposit accounts of $100,000 or less ....................................... | 2702    19,755,631 | M.1.a.(1)
        (2) Number of deposit accounts of $100,000 or less (to be                           Number | ////////////////// |
            completed for the June report only) .............................|RCON 3779  3,742,107 | ////////////////// | M.1.a.(2)
    b.  Deposit accounts of more than $100,000:                                                    | ////////////////// |
        (1) Amount of deposit accounts of more than $100,000 ..................................... | 2710    14,354,949 | M.1.b.(1)
                                                                                            Number | ////////////////// |
        (2) Number of deposit accounts of more than $100,000 ................|RCON 2722     27,062 | ////////////////// | M.1.b.(2)
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by mutiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.


Indicate in the appropriate box at the right whether your bank has a method or
procedure for determining a better estimate of uninsured deposits than the                   ____________YES_______NO__
estimated described above .................................................................. |     6861|      |///| x | M.2.a.

                                                                                                 ____________________
    b.  If the box marked YES has been checked, report the estimate of uninsured deposits        |RCON  Bil Mil Thou|
        determined by using your bank's method or procedure .................................... | 5597         N/A | M.2.b.
_____________________________________________________________________________________________________________________________
                                                                                                                   |  C477  | -
Person to whom questions about the Reports of Condition and Income should be directed:                             __________

PAMELA S. FLYNN, VICE PRESIDENT                                                        (401) 278-5194
___________________________________________________________________________________    ______________________________________
Name and Title (TEXT 8901)                                                             Area code and phone number (TEXT 8902)


Legal Title of Bank:  FLEET NATIONAL BANK                                            Call Date:  06/30/96  ST-BK: 25-0590  FFIEC 031

Address:              ONE MONARCH PLACE                                                                                   Page RC-23

City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1995, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ____________
                                                                                                             |   C480   | -
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           _____|__________|
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                | YES        NO |
   box at the right whether the bank has total capital greater than or equal to eight percent___________ _______________
   of adjusted total assets ............................................................... | RCFD 6056 |     |////|    | 1.
                                                                                            _____________________________

     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions). If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule. A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |Subordinated Debt(1)|       Other        |
_________________________________________________________________             |  and Intermediate  |      Limited-      |
| NOTE:  All banks are required to complete items 2 and 3 below  |            |   Term Preferred   |    Life Capital    |
|        See optional worksheet for items 3.a through 3.f.       |            |       Stock        |    Instruments     |
|________________________________________________________________|             ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
2. Subordinated debt(1) and other limited-life capital instruments (original  |                    |                    |
   weighted average maturity of at least five years) with a remaining         |                    |                    |
   maturity of:                                                               |                    |                    |
   a. One year or less ...................................................... | 3780        25,737 | 3786             0 | 2.a.
   b. Over one year through two years ....................................... | 3781           737 | 3787             0 | 2.b.
   c. Over two years through three years .................................... | 3782        10,745 | 3788             0 | 2.c.
   d. Over three years through four years ................................... | 3783             0 | 3789             0 | 2.d.
   e. Over four years through five years .................................... | 3784             0 | 3790             0 | 2.e.
   f. Over five years ....................................................... | 3785     1,101,000 | 3791             0 | 2.f.
3. Amounts used in calculating regulatory capital ratios (report amounts      | ////////////////// | ////////////////// |
   determined by the bank for its own internal regulatory capital analyses):  | ////////////////// | RCFD  Bil Mil Thou |
   a. Tier 1 capital......................................................... | ////////////////// | 8274     3,590,367 | 3.a.
   b. Tier 2 capital......................................................... | ////////////////// | 8275     1,755,646 | 3.b.
   c. Total risk-based capital............................................... | ////////////////// | 3792     5,346,013 | 3.c.
   d. Excess allowance for loan and lease losses............................. | ////////////////// | A222       297,250 | 3.d.
   e. Risk-weighted assets................................................... | ////////////////// | A223    45,718,856 | 3.e.
   f. "Average total assets"................................................. | ////////////////// | A224    51,482,775 | 3.f.
                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(2)   |
                                                                               ____________________ ____________________
                                                                              | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
                                                                               ____________________ ____________________
4. Assets and credit equivalent amounts of off-balance sheet items assigned   |                    |                    |
   to the Zero percent risk category:                                         | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Securities issued by, other claims on, and claims unconditionally   | ////////////////// | ////////////////// |
          guaranteed by, the U.S. Government and its agencies and other       | ////////////////// | ////////////////// |
          OECD central governments .......................................... | 3794     2,147,648 | ////////////////// | 4.a.(1)
      (2) All other ......................................................... | 3795     1,115,265 | ////////////////// | 4.a.(2)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796       101,488 | 4.b.
                                                                              ___________________________________________

_____
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  FLEET NATIONAL BANK                                     Call Date:  06/30/96  ST-BK: 25-0590 FFIEC 031
Address:              ONE MONARCH PLACE                                                                           Page RC-24
City, State   Zip:    SPRINGFIELD, MA 01102
FDIC Certificate No.: |0|2|4|9|9|
                      ___________


Schedule RC-R--Continued

                                                                              ___________________________________________
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                               ____________________ ____________________
                                                  Dollar Amounts in Thousands | RCFD  Bil Mil Thou | RCFD  Bil Mil Thou |
______________________________________________________________________________ ____________________ ____________________
5. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 20 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet:                                   | ////////////////// | ////////////////// |
      (1) Claims conditionally guaranteed by the U.S. Government and its      | ////////////////// | ////////////////// |
          agencies and other OECD central governments ....................... | 3798       714,375 | ////////////////// | 5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      | ////////////////// | ////////////////// |
          ment and its agencies and other OECD central governments; by        | ////////////////// | ////////////////// |
          securities issued by U.S. Government-sponsored agencies; and        | ////////////////// | ////////////////// |
          by cash on deposit ................................................ | 3799             0 | ////////////////// | 5.a.(2)
      (3) All other ......................................................... | 3800     8,774,345 | ////////////////// | 5.a.(3)
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3801       791,065 | 5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 50 percent risk category:                                  | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3802     5,265,173 | ////////////////// | 6.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3803       409,680 | 6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            | ////////////////// | ////////////////// |
   assigned to the 100 percent risk category:                                 | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet .................................. | 3804    31,799,547 | ////////////////// | 7.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3805    10,122,631 | 7.b.
8. On-balance sheet asset values excluded from the calculation of the         | ////////////////// | ////////////////// |
   risk-based capital ratio(2) .............................................. | 3806        83,713 | ////////////////// | 8.
9. Total assets recorded on the balance sheet (sum of                         | ////////////////// | ////////////////// |
   items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,         | ////////////////// | ////////////////// |
   item 12 plus items 4.b and 4.c) .......................................... | 3807    49,900,066 | ////////////////// | 9.
                                                                              ___________________________________________


Memoranda
                                                                                                 ______________________
                                                                     Dollar Amounts in Thousands | RCFD  Bil Mil Thou |
__________________________________________________________________________________________________ ____________________
1.Current credit exposure across all off-balance sheet derivative contracts covered by the        | ///////////////// |
  risked-based capital standards .................................................................| 8764       135,825| M.1.
                                                                                                  |___________________|

                                             _____________________________________________________________________
                                             |                   With a remaining maturity of                     |
                                             |____________________________________________________________________|
                                             |     (Column A)       |      (Column B)      |      (Column C)      |
                                             |                      |                      |                      |
                                             |  One year or less    |    Over one year     |    Over five years   |
                                             |                      |  through five years  |                      |
                                             |______________________|______________________|______________________|
                                             |RCFD Tril Bil Mil Thou|RCFD Tril Bil Mil Thou|RCFD Tril Bil Mil Thou|
                                             |______________________|______________________|______________________|
2. Notional principal amounts of             |                      |                      |                      |
   off-balance sheet derivative contracts(3):|                      |                      |                      |
a. Interest rate contracts ................. | 3809       8,320,956 | 8766      18,597,686 | 8767         801,055 | M.2.a.
b. Foreign exchange contracts .............. | 3812       1,578,420 | 8769         101,907 | 8770               0 | M.2.b.
c. Gold contracts .......................... | 8771          15,291 | 8772               0 | 8773               0 | M.2.c.
d. Other precious metals contracts ......... | 8774           8,748 | 8775               0 | 8776               0 | M.2.d.
e. Other commodity contracts ............... | 8777               0 | 8778               0 | 8779               0 | M.2.e.
f. Equity derivative contracts ............. | A000               0 | A001               0 | A002               0 | M.2.f.
                                             |____________________________________________________________________|

_________________
1) Do not report in column B the risk-weighted amount of assets reported in column A.

2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital. 3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  FLEET NATIONAL BANK
Address:              ONE MONARCH PLACE                                              Call Date: 06/30/96 ST-BK: 25-0590 FFIEC 031
City, State, Zip:     SPRINGFIELD, MA 01102                                                                            Page RC-25
FDIC Certificate No.:  02499

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                        at close of business on June 30, 1996


FLEET NATIONAL BANK                    SPRINGFIELD     ,   MASSACHUSETTS
- -------------------                    -----------------   -------------
Legal Title of Bank                    City                State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
__________________________________________________________________________
No comment |X| (RCON 6979)                                  | c471 | C472 |-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)





/s/__Gero DeRosa_______________________________         ___7/25/96________
Signature of Executive Officer of Bank                  Date of Signature